Putnam
Premier
Income
Trust

ANNUAL REPORT

July 31, 1998

[LOGO: BOSTON * LONDON * TOKYO]



Fund highlights

 * Morningstar, an independent rating agency, gave Putnam Premier Income Trust 4 out of 5 stars for overall performance for the period ended July 31, 1998 (based on the fund's average annual returns for the 3-, 5-, and 10-year periods). Only 22.5% of the 136 fixed-income funds rated received 4 stars.*

 *"We expect continued moderate economic growth in the United States with little inflation, though growth may be dampened by the continuing crisis in Asia. The unrest in Asia will likely keep the Federal Reserve Board on the sidelines and keep U.S. interest rates relatively stable over the near term. With this outlook, we believe that the fund's domestic holdings should continue to add value to the portfolio."

                               -- Jennifer E. Leichter, lead manager

   CONTENTS

 4 Report from Putnam Management

 9 Fund performance summary

13 Portfolio holdings

36 Financial statements

46 Results of July 9, 1998 shareholder meeting

 * Past performance is not indicative of future results. Morningstar ratings reflect risk-adjusted performance through 7/31/98 and are subject to change every month. Morningstar ratings are calculated from a fund's 3-, 5-, and 10-year returns (with fee adjustments) in excess of 90-day Treasury bill returns and a risk factor that reflects performance below 90-day Treasury returns. The fund received 2,3 and 4 stars for the 3-, 5-, and 10-year performance, respectively. There were 136, 116, and 53 funds rated over these periods, respectively. 22.5% of the funds in an investment category receive 4 stars, 35% receive 3 stars and 22.5% receive 2 stars.



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

Putnam Premier Income Trust's broad diversification across three major sectors of the world's fixed-income markets allowed the fund's management team ample latitude for maneuvering through the market dislocations that followed the Asian crisis. Because some market sectors prospered while others declined in that unsettled environment, the challenge became one of portfolio sector weightings as much as the selection of individual securities.

When the fiscal year ended on July 31, 1998, the generally optimistic outlook projected by your fund's managers at the fiscal year's midpoint was borne out, as the fund's competitive performance for the period indicates. Performance over longer periods is even more favorable when judged against the fund's benchmark indexes.

Full performance details are provided in the management report and performance tables that follow.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
September 16, 1998



Report from the Fund Managers
Jennifer E. Leichter, lead manager
Robert M. Paine
D. William Kohli
Gail S. Attridge

Like a fleet of three ships, each sailing a different route to the same destination, Putnam Premier Income Trust seeks a high level of current income by taking advantage of a multisector strategy. Your fund's focus on U.S. investment-grade bonds, high-yield securities, and foreign fixed-income opportunities was particularly valuable in the uncertain environment that existed for much of your fund's fiscal year. While Asia's financial downturn continued to pose difficulties for that region and its trading partners, many of the world's financial markets prospered. Relatively stable interest rates, low inflation, and positive changes in business operations provided a solid backdrop for moderate economic growth and favorable market performance in many countries.

By emphasizing higher-yielding U.S. corporate holdings, bonds from the world's emerging and developed economies, and U.S. mortgage-backed securities, your fund was able to deliver solid performance for fiscal 1998. For the 12 months ended July 31, 1998, your fund provided a total return of 6.77% at net asset value and 8.06% at market price. Detailed performance information can be found on pages 9 and 10.

* U.S. INVESTMENT-GRADE SECURITIES PROVIDE SAFE PORT WHILE BOOSTING
  PERFORMANCE

Asian problems continued to fuel U.S. fixed-income performance as nervous international investors flocked to the high credit quality and attractive yields offered by U.S. bonds. During the period, the U.S. bond market also benefited from low inflation, lower issuance of new Treasury bonds brought on by the balanced federal budget, and emerging signs of a slowing economy. All these factors helped to make Treasuries attractive during the period.

Usually when Treasuries are strong, mortgage-backed securities suffer because of prepayment concerns. As interest rates fall, many homeowners refinance their mortgages, returning principal to mortgage investors. In addition to disrupting an investor's income stream, this prepayment of principal forces the investor to reinvest at lower prevailing rates. In January, mortgage refinancings reached an all-time high, as measured by the Mortgage Bankers Refinancing Index. Investors did not abandon mortgage-backed securities as expected, however. Many, seeking the relatively higher yields offered by these securities, simply reinvested their prepaid principal despite the lower rates, keeping demand for mortgages strong.

We took several steps to limit the fund's exposure to prepayment risk during the period. First, we concentrated primarily on commercial mortgage-backed security (CMBS) issues. CMBS issues represent mortgages of office buildings, hotels, multifamily housing, and industrial real estate. Unlike residential mortgages, CMBS issues have the advantage of prepayment protection. For example, under the terms of some loans, commercial mortgage owners are not allowed to prepay for the first five years.

We also sought to avoid prepayments by investing in GNMAs. These carry less prepayment risk than FHLMC and FNMA bonds because the average GNMA mortgage is smaller. In addition, we concentrated mortgage holdings in lower-coupon bonds, since the owners of these mortgages had relatively little to gain by refinancing. Finally, we focused on seasoned issues, those for which homeowners have passed over previous opportunities to refinance and thus are not likely to trade in their mortgages now.

[GRAPHIC OMITTED: horizontal bar chart of SECTOR ALLOCATION]

SECTOR ALLOCATION*

                           7/31/97               7/31/98

U.S. investment grade       22.0%                 38.1%

High yield                  41.1%                 46.2%

Foreign (ex-emerging)       28.9%                 10.3%

Emerging markets            15.8%                  8.1%

Footnote reads:
*Based on net assets. Holdings will vary over time.



* HIGH-YIELD BONDS SAIL BEFORE WIND

The performance of high-yield bonds tends to reflect the strength of the stock market to a greater extent than the performance of other types of bonds. However, during your fund's fiscal year, high-yield bonds were also buoyed by a healthy bond market. Furthermore, merger and acquisition activity, which often leads to companies being acquired by financially stronger corporations, as well as positive developments in key high-yield industries helped produce substantial gains on several investments.

The high-yield market's performance during your fund's fiscal year was especially noteworthy given the record amount of new high-yield bonds issued during the period. The fact that the market was able to absorb the new issues and still post robust gains speaks to the strong demand that exists for high-yield bonds both in the United States and abroad.

Among the top performing industries in the high-yield universe during your fund's fiscal year were telecommunications, which performed well based on very positive operating results and high equity valuations, cable television, broadcasting, and finance.

The telecommunications sector experienced a number of positive factors during the period. First, favorable regulatory developments improved the market position of competitive local exchange carriers (CLECs) and specialized mobile radio operators. Second, the commercial launches of these new technologies proceeded smoothly throughout the year. And finally, merger and acquisition activity in the high-yield sector continued at a healthy pace.

In the cable television sector, the industry benefited from Microsoft's billion-dollar investment in Comcast Corp. Prior to this event, investors had perceived cable as a mature industry that would gradually lose share to satellite television. The Microsoft investment changed this perception and raised awareness of the industry's new role as the ideal Internet delivery vehicle.


[GRAPHIC OMITTED: TOP SECTOR HOLDINGS]

TOP SECTOR HOLDINGS*

Top three high-yield holdings
Transamerican Energy zero %, 2002
Global Crossing Holdings 144A 9.625%, 2008
Intermedia Communications, Inc. 144A 8.6%, 2008

Top three U.S. investment-grade holdings
Government National Mortgage Association 7%, 2024-2028
Government National Mortgage Association 6.5%, 2027-2028
U.S. Treasury obligations 6.5%, 2026

Top three international holdings
Germany (Federal Republic of) bonds, 5.625%, 2028
United Kingdom Treasury bonds 8%, 2021
United Kingdom Treasury bonds 8%, 2000

*These holdings represent 19.0% of the fund's net assets as of 7/31/98.
 Portfolio holdings will vary over time.



* EMERGING MARKETS EXPERIENCE CHOPPY SEAS

Performance in foreign fixed-income markets varied widely during the period, despite a favorable backdrop of soft global inflation. The European peripheral markets of Spain, Italy, and Sweden posted strong returns during the period, while Japan and other Asian markets trailed. Core European markets performed well too as a result of sluggish German economic growth and expectations that European Economic Monetary Union would begin operating as scheduled in January 1999.

Emerging-markets bonds experienced a challenging environment during the period, getting hit the hardest by Asia's financial crisis early in the fiscal year. Later in the period, Russian bonds were pummeled by the country's budgetary woes, while Venezuela fell on a two-notch downgrade by Moody's Investor Services, a bond rating agency.

Though returns on your fund's emerging-markets holdings were in line with relative indexes, exposure to emerging markets was a slight drag on performance due to financial troubles in areas including Asia and Russia. Accordingly we have reduced exposure in this area from 15.8% at the beginning of the fund's fiscal year to 8.1% at the end of the period.

* SHIFTING CURRENTS EMPHASIZE VALUE OF MULTISECTOR STRATEGY

Putnam Management expects continued moderate economic growth in the United States with little inflation, though growth may be dampened by the continuing crisis in Asia. The unrest in Asia will likely keep the Fed on the sidelines and keep U.S. interest rates relatively stable -- or perhaps drifting slightly lower -- over the near term. With this outlook, we believe that the fund's domestic holdings should continue to add value to the portfolio. Although the lowest long-term bond yields in modern history have brought valuations from cheap to fair value, as long as Japan languishes, we believe U.S. fixed-income investments should continue to perform well.

In the high-yield market, the underlying fundamentals and credit quality remain strong and default rates remain low. Merger activity and strong mutual fund cash flows are supporting the market. We will continue to emphasize improving credits in the telecommunications, broadcasting, finance, and health-care industries while avoiding issues with exposure to Asian economies. Overseas, valuations in many markets are stretched. With economic activity poised to accelerate in Europe and perhaps in Japan, we believe foreign bond performance could very well lag the U.S. market in the months ahead. This outlook highlights the value of your fund's ability to search out opportunities across multiple fixed-income sectors.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 7/31/98, there is no guarantee the fund will continue to hold these securities in the future. The lower credit ratings of high-yield bonds reflect a greater possibility that adverse changes in the economy or poor performance by the issuers of these bonds may affect the issuer's ability to pay principal and interest. International investing involves certain risks, such as currency fluctuations, economic instability, and political developments, not present with domestic investments. While U.S. government backing of individual securities does not insure principal, which will fluctuate, it does guarantee that the fund's government-backed holdings will make timely payments of interest and principal. This fund includes investments in mortgage-backed securities, which are subject to prepayment risk.



Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Premier Income Trust is designed for investors seeking a high level of current income consistent with preservation of capital.


TOTAL RETURN FOR PERIODS ENDED 7/31/98
                                                              Market
                                               NAV            price
------------------------------------------------------------------------------
1 year                                         6.77%           8.06%
------------------------------------------------------------------------------
5 years                                       51.40           58.86
Annual average                                 8.65            9.70
------------------------------------------------------------------------------
10 years                                     170.61          145.57
Annual average                                10.47            9.40
------------------------------------------------------------------------------
Life of fund                                 171.28          146.21
(since 2/29/88)
Annual average                                10.05            9.03
------------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 7/31/98

                                        Salomon Bros.
                        Lehman Bros.      Non-U.S.     First Boston  Consumer
                        Government       World Govt.    High Yield    Price
                        Bond Index       Bond Index       Index       Index
------------------------------------------------------------------------------
1 year                     8.35%            3.71%           9.44%      1.68%
------------------------------------------------------------------------------
5 years                   37.43            36.15           63.71      13.02
Annual average             6.57             6.37           10.36       2.48
------------------------------------------------------------------------------
10 years                 135.99           120.39          198.06      37.72
Annual average             8.97             8.22           11.54       3.25
------------------------------------------------------------------------------
Life of fund             134.14           112.50          209.45      40.69
(since 2/29/88)
Annual average             8.51             7.50           11.45       3.33
------------------------------------------------------------------------------

Performance data represent past results and do not reflect future performance. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value and market price will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. Securities indexes assume reinvestment of all distributions and interest payments and do not take into account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.

PRICE AND DISTRIBUTION INFORMATION
12 months ended 7/31/98
------------------------------------------------------------------------------
Distributions
------------------------------------------------------------------------------
Number                                          12
------------------------------------------------------------------------------
Income                                       $0.6598
------------------------------------------------------------------------------
Capital gains                                $0.0692
------------------------------------------------------------------------------
  Total                                      $0.7290
------------------------------------------------------------------------------
Share value                            NAV            Market price
------------------------------------------------------------------------------
7/31/97                              $8.88               $8.562
------------------------------------------------------------------------------
7/31/98                               8.71                8.500
------------------------------------------------------------------------------
Current return
------------------------------------------------------------------------------
Current dividend rate1                8.68%               8.890%
------------------------------------------------------------------------------

1Income portion of most recent distribution, annualized and divided by NAV or Market Value at end of period.

TOTAL RETURN FOR PERIODS ENDED 6/30/98
(most recent calendar quarter)
                                                              Market
                                               NAV            price
------------------------------------------------------------------------------
1 year                                         8.69%          11.27%
------------------------------------------------------------------------------
5 years                                       51.94           58.87
Annual average                                 8.73            9.70
------------------------------------------------------------------------------
10 years                                     167.89          143.16
Annual average                                10.36            9.29
------------------------------------------------------------------------------
Life of fund                                 170.24          144.43
(since 2/29/88)
Annual average                                10.10            9.04
------------------------------------------------------------------------------

Performance data represent past results, and do not reflect future performance. Investment returns and principal value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost.

TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.

COMPARATIVE BENCHMARKS

First Boston High Yield Index* is an unmanaged list of lower-rated higher-yield U.S. corporate bonds.

Lehman Brothers Government Bond Index* is an unmanaged list of U.S. government and mortgage-backed securities.

Salomon Brothers Non-U.S. World Government Bond Index* is an unmanaged list of bonds issued by 10 countries.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

*Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.



Report of independent accountants
For the fiscal year ended July 31, 1998

To the Trustees and Shareholders of
Putnam Premier Income Trust

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments owned, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Premier Income Trust (the "fund") at July 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at July 31, 1998, by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 17, 1998




Portfolio of investments owned
July 31, 1998

CORPORATE BONDS AND NOTES (37.9%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE

Advertising (0.6%)
--------------------------------------------------------------------------------------------------------------------------
        $ 2,500,000  Adams Outdoor Advertising sr. notes 10 3/4s, 2006                                      $    2,750,000
          2,100,000  Lamar Advertising Co. company guaranty 8 5/8s, 2007                                         2,189,250
          2,500,000  Outdoor Communications Inc. sr. sub. notes 9 1/4s, 2007                                     2,600,000
                                                                                                            --------------
                                                                                                                 7,539,250

Aerospace and Defense (0.6%)
--------------------------------------------------------------------------------------------------------------------------
            470,000  Argo-Tech Corp. company guaranty 8 5/8s, 2007                                                 478,225
          1,280,000  Aviation Sales Co. company guaranty 8 1/8s, 2008                                            1,273,600
          1,500,000  BE Aerospace sr. sub. notes Ser. B, 9 7/8s, 2006                                            1,608,750
            600,000  BE Aerospace sr. sub. notes Ser. B, 8s, 2008                                                  606,000
            500,000  Derlan Industries Ltd. sr. notes 10s, 2007 (Canada)                                           525,000
            217,000  Hawk Corp. sr. notes 10 1/4s, 2003                                                            234,903
            530,000  K&F Industries, Inc. sr. sub. notes Ser. B, 9 1/4s, 2007                                      535,300
            990,000  Orbital Imaging Corp. 144A sr. notes 11 5/8s, 2005                                          1,004,850
            800,000  United Defense Industries Inc. company guaranty
                       8 3/4s, 2007                                                                                812,000
                                                                                                            --------------
                                                                                                                 7,078,628

Agriculture (0.4%)
--------------------------------------------------------------------------------------------------------------------------
          2,905,653  Premium Standard Farms, Inc. sr. secd. notes 11s, 2003 (PIK)                                3,130,841
          1,110,000  Purina Mills, Inc. 144A sr. sub. notes 9s, 2010                                             1,140,525
                                                                                                            --------------
                                                                                                                 4,271,366

Airlines (0.5%)
--------------------------------------------------------------------------------------------------------------------------
            780,000  Calair LLC 144A company guaranty 8 1/8s, 2008                                                 770,250
          1,340,000  Canadian Airlines Corp. secd. notes 10s, 2005
                       (Canada)                                                                                  1,326,600
            855,000  Canadian Airlines Corp. sr. notes 12 1/4s, 2006 (Canada)                                      844,338
          1,705,000  Cathay International Ltd. 144A sr. notes 13s, 2008                                          1,508,925
            915,000  Trans World Airlines, Inc. sr. notes 11 1/2s, 2004                                            961,894
            820,000  Trans World Airlines, Inc. 144A notes 11 3/8s, 2006                                           820,000
                                                                                                            --------------
                                                                                                                 6,232,007

Apparel (0.3%)
--------------------------------------------------------------------------------------------------------------------------
            325,000  GFSI, Inc. sr. sub. notes Ser. B, 9 5/8s, 2007                                                336,375
          2,275,000  Guess Jeans, Inc. sr. sub. notes 9 1/2s, 2003                                               2,297,750
          1,455,000  Sassco Fashions Ltd. sr. notes 12 3/4s, 2004                                                1,571,400
                                                                                                            --------------
                                                                                                                 4,205,525

Automotive (0.6%)
--------------------------------------------------------------------------------------------------------------------------
          1,440,000  Accuride Corp. 144A sr. sub. notes 9 1/4s, 2008                                             1,454,400
            949,000  Aftermarket Technology Corp. sr. sub. notes
                       Ser. D, 12s, 2004                                                                         1,040,341
            500,000  Cambridge Industries Inc. company guaranty Ser. B,
                       10 1/4s, 2007                                                                               505,000
          1,355,000  Lear Corp. sub. notes 9 1/2s, 2006                                                          1,497,275
          2,140,000  Navistar International Corp. sr. notes Ser. B, 8s, 2008                                     2,156,050
            730,000  Safety Components International, Inc. sr. sub. notes
                       Ser. B, 10 1/8s, 2007                                                                       759,200
                                                                                                            --------------
                                                                                                                 7,412,266

Banks (1.4%)
--------------------------------------------------------------------------------------------------------------------------
            545,000  Albank Capital Trust 144A company guaranty
                       Ser. AI, 9.27s, 2027                                                                        620,853
            635,000  Delta Financial Corp. sr. notes 9 1/2s, 2004                                                  596,900
            370,000  Dime Capital Trust I bank guaranty Ser. A, 9.33s, 2027                                        428,701
            890,000  Espirito Santo Centrais sr. notes 10s, 2007 (Brazil)                                          778,750
            575,000  First Federal Financial Corp. notes 11 3/4s, 2004                                             620,281
          2,500,000  First Nationwide Holdings sr. sub. notes 10 5/8s, 2003                                      2,856,250
          3,120,000  Fuji JGB Inv. LLC 144A FLIRB bonds 9.87s, 2049                                              2,731,591
            900,000  Greenpoint Capital Trust I company guaranty 9.1s, 2027                                      1,013,697
          1,500,000  Korea Developmental Bank bonds 7 1/8s, 2001 (Korea)                                         1,343,700
            635,000  North Fork Capital Trust I company guaranty 8.7s, 2026                                        709,168
            350,000  Ocwen Capital Trust I company guaranty 10 7/8s, 2027                                          378,875
            725,000  Ocwen Federal Bank FSB sub. deb. 12s, 2005                                                    788,438
            345,000  Onbank & Trust Co. company guaranty 9 1/4s, 2027                                              409,817
            735,000  Peoples Heritage Capital Trust company guaranty
                       Ser. B, 9.06s, 2027                                                                         820,003
            715,000  Provident Capital Trust company guaranty 8.6s, 2026                                           766,158
            410,000  Riggs Capital Trust 144A bonds 8 5/8s, 2026                                                   445,555
            585,000  Sovereign Capital Trust company guaranty 9s, 2027                                             643,067
            555,000  Webster Capital Trust I 144A bonds 9.36s, 2027                                                604,617
                                                                                                            --------------
                                                                                                                16,556,421

Basic Industrial Products (0.2%)
--------------------------------------------------------------------------------------------------------------------------
          1,260,000  Axia, Inc. 144A sr. sub. notes 10 3/4s, 2008                                                1,263,150
            500,000  Koppers Industries, Inc. 144A sr. sub. notes
                       9 7/8s, 2007                                                                                511,250
            510,000  Roller Bearing Co. company guaranty Ser. B,
                       9 5/8s, 2007                                                                                515,100
            625,000  W. R. Carpenter North America, Inc. company guaranty
                       10 5/8s, 2007                                                                               662,500
                                                                                                            --------------
                                                                                                                 2,952,000

Broadcasting (2.4%)
--------------------------------------------------------------------------------------------------------------------------
          1,395,000  Affinity Group Holdings sr. notes 11s, 2007                                                 1,490,906
          2,050,000  Benedek Communications Corp. sr. disc. notes
                       stepped-coupon zero % (13 1/4s, 5/15/01), 2006 (STP)                                      1,655,375
          1,920,000  Capstar Broadcasting sr. disc. notes stepped-coupon
                       zero % (12 3/4s, 2/1/02), 2009 (STP)                                                      1,507,200
            800,000  Capstar Broadcasting sr. sub. notes 9 1/4s, 2007                                              848,000
            420,000  Central European Media Enterprises Ltd. sr. notes
                       9 3/8s, 2004                                                                                411,600
          2,500,000  Chancellor Media Corp. sr. sub notes Ser. B, 8 1/8s, 2007                                   2,537,500
            809,390  Citadel Broadcasting Inc. sr. sub. notes 10 1/4s, 2007                                        896,399
          3,065,000  Comcast UK Cable, Ltd. deb. stepped-coupon zero %
                       (11.2s, 11/15/00), 2007 (Bermuda) (STP)                                                   2,605,250
            600,000  Echostar Satellite Broadcast Corp. sr. disc. notes
                       stepped-coupon zero % (13 1/8s, 3/15/00), 2004 (STP)                                        555,000
          2,230,000  Fox Family Worldwide, Inc. sr. disc. notes stepped-coupon
                       zero % (10 1/4s, 11/1/02), 2007 (STP)                                                     1,471,800
          2,500,000  Fox Family Worldwide, Inc. sr. notes 9 1/4s, 2007                                           2,468,750
          1,210,000  Fox/Liberty Networks LLC sr. notes 8 7/8s, 2007                                             1,243,275
          1,990,000  Granite Broadcasting Corp. 144A sr. sub. notes
                       8 7/8s, 2008                                                                              2,029,800
             10,000  Jacor Communications, Inc. company guaranty
                       9 3/4s, 2006                                                                                 10,900
          2,250,000  Jacor Communications, Inc. company guaranty Ser. B,
                       8 3/4s, 2007                                                                              2,362,500
          4,096,000  PHI Holdings, Inc. sr. notes 16s, 2001                                                      3,062,170
          1,010,000  Radio One Inc. company guaranty stepped-coupon
                       Ser. B, 7s, (12s, 5/15/00), 2004 (STP)                                                    1,030,200
            320,000  Sinclair Broadcast Group, Inc. sr. sub. notes 8 3/4s, 2007                                    336,800
          1,225,000  Spanish Broadcasting System, Inc. sr. notes Ser. B,
                       11s, 2004                                                                                 1,329,125
          1,005,000  TV Azteca S.A. de C.V. sr. notes 10 1/2s, 2007 (Mexico)                                     1,015,050
            500,000  TV Azteca S.A. de C.V. sr. notes Ser. A,
                       10 1/8s, 2004 (Mexico)                                                                      503,750
                                                                                                            --------------
                                                                                                                29,371,350

Building and Construction (0.6%)
--------------------------------------------------------------------------------------------------------------------------
            490,000  American Architectural Products Corp.
                       company guaranty 11 3/4s, 2007                                                              494,900
          1,190,000  Atrium Companies, Inc. sub. notes 10 1/2s, 2006                                             1,249,500
            710,000  Beazer Homes USA company guaranty 8 7/8s, 2008                                                699,350
            570,000  Brand Scaffold Services 144A sr. notes 10 1/4s, 2008                                          581,400
          1,165,000  GS Superhighway Holdings sr. notes 10 1/4s, 2007                                              920,350
            665,000  GS Superhighway Holdings sr. notes 9 7/8s, 2004                                               525,350
            460,000  Jackson Products, Inc. 144A company guaranty
                       9 1/2s, 2005                                                                                458,850
            500,000  Nortek, Inc. sr. sub. notes 9 7/8s, 2004                                                      516,250
            655,000  Presley Cos. sr. notes 12 1/2s, 2001                                                          614,063
            430,000  Republic Group Inc. 144A sr. sub. notes 9 1/2s, 2008                                          432,688
            440,000  Waxman Industries Inc. sr. notes stepped-coupon
                       Ser. B, zero % (12 3/4s, 6/1/99), 2004 (STP)                                                413,600
                                                                                                            --------------
                                                                                                                 6,906,301

Buses (0.1%)
--------------------------------------------------------------------------------------------------------------------------
          1,130,000  MCII Holdings sec. notes stepped-coupon zero %
                       (12s, 11/15/98), 2002 (STP)                                                               1,083,388

Business Services (0.5%)
--------------------------------------------------------------------------------------------------------------------------
          2,235,000  Cex Holdings, Inc. 144A sr. sub. notes 9 5/8s, 2008                                         2,290,875
            300,000  Iron Mountain, Inc. med. term notes company guaranty
                       10 1/8s, 2006                                                                               327,000
          1,275,000  Iron Mountain, Inc. company guaranty 8 3/4s, 2009                                           1,313,250
            950,000  Morris Material Handling Inc. 144A sr. notes 9 1/2s, 2008                                     864,500
          1,230,000  Outsourcing Solutions, Inc. sr. sub. notes Ser. B, 11s, 2006                                1,328,400
            465,000  Williams Scotsman, Inc. 144A sr. notes 9 7/8s, 2007                                           480,113
                                                                                                            --------------
                                                                                                                 6,604,138

Cable Television (1.3%)
--------------------------------------------------------------------------------------------------------------------------
          1,110,000  Acme Television sr. disc. notes stepped-coupon zero %
                       (10 7/8s, 9/30/00), 2004 (STP)                                                              937,950
          2,275,000  Diamond Cable Communication Co. sr. disc. notes stepped-coupon zero % (13 1/2s, 9/30/99), 2004
                       (United Kingdom) (STP)                                                                    2,195,375
          2,325,000  Diamond Cable Communication Co. sr. disc. notes stepped-coupon zero % (11 3/4s, 12/15/00), 2005
                       (United Kingdom) (STP)                                                                    1,964,625
          1,795,000  Diamond Cable Communication Co. sr. disc. notes stepped-coupon zero % (10 3/4s, 2/15/02), 2007
                       (United Kingdom) (STP)                                                                    1,391,125
          3,440,000  Grupo Televisa S.A. sr. disc. notes stepped-coupon
                       zero % (13 1/4s, 5/15/01), 2008 (Mexico)                                                  2,855,200
          1,975,000  Grupo Televisa S.A. 144A sr. notes
                       11 7/8s, 2006 (Mexico)                                                                    2,192,250
          1,050,000  Lenfest Communications, Inc. 144A sr. sub. notes
                       8 1/4s, 2008                                                                              1,092,000
          2,360,000  RCN Corp. sr. discount notes stepped-coupon zero %
                       (11 1/8s, 10/15/02) 2007 (STP)                                                            1,528,100
          1,670,000  RCN Corp. sr. discount notes, stepped-coupon
                       Ser. B, zero % (9.8s, 2/15/03), 2008 (STP)                                                1,031,225
            930,000  Supercanal Holdings S.A. 144A sr. notes
                       11 1/2s, 2005 (Argentina)                                                                   892,800
                                                                                                            --------------
                                                                                                                16,080,650

Cellular Communications (1.7%)
--------------------------------------------------------------------------------------------------------------------------
            110,000  American Cell Corp 144A sr. notes 10 1/2s, 2008                                               111,650
          4,132,000  CellNet Data Systems, Inc. sr. disc. notes stepped-coupon
                       zero % (14s, 10/1/02), 2007 (STP)                                                         2,334,580
          1,790,000  Cencall Communications Corp. sr. disc. notes
                       stepped-coupon zero % (10 1/8s, 1/15/99), 2004 (STP)                                      1,812,375
          1,480,000  Comcast Cellular Holdings sr. notes Ser. B, 9 1/2s, 2007                                    1,557,700
          3,500,000  Dial Call Communications, Inc. sr. disc. notes
                       stepped-coupon Ser. B, zero %
                       (10 1/4s, 12/15/98), 2005 (STP)                                                           3,561,250
          1,900,000  Interact Systems, Inc. 144A stepped-coupon zero %
                       (14s, 8/1/99), 2003 (STP)                                                                   665,000
          3,120,000  Intercel, Inc. sr. disc. notes stepped-coupon zero %
                       (12s, 5/1/01), 2006 (STP)                                                                 2,441,400
          3,160,000  McCaw International Ltd sr. discount notes
                       stepped-coupon zero % (13s, 4/15/02), 2007 (STP)                                          2,101,400
          5,075,000  Millicom International Cellular S.A. sr. disc. notes stepped-coupon zero % (13 1/2s, 6/1/01), 2006
                       (Luxembourg) (STP)                                                                        4,040,969
          1,300,000  Price Communications Wireless Inc. 144A sr. notes
                       9 1/8s, 2006                                                                              1,313,000
                                                                                                            --------------
                                                                                                                19,939,324

Chemicals (0.4%)
--------------------------------------------------------------------------------------------------------------------------
            740,000  Geo Specialty Chemicals 144A sr. sub. notes
                       10 1/8s, 2008                                                                               756,650
          1,150,000  Huntsman Corp. 144A sr. sub. notes FRN 9.188s, 2007                                         1,161,500
            900,000  NL Industries, Inc. sr. notes stepped-coupon zero %
                       (13s, 10/15/98), 2005 (STP)                                                                 936,000
            360,000  Pioneer Americas Acquisition 144A sr. notes 9 1/4s, 2007                                      342,000
          1,410,000  Polytama International notes 11 1/4s, 2007                                                    493,500
            925,000  Sterling Chemicals Holdings sr. disc. notes
                       stepped-coupon zero % (13 1/2s, 8/15/01), 2008 (STP)                                        555,000
            760,000  Trikem S.A. 144A bonds 10 5/8s, 2007 (Brazil)                                                 619,400
                                                                                                            --------------
                                                                                                                 4,864,050

Computer Services and Software (0.3%)
--------------------------------------------------------------------------------------------------------------------------
            320,000  Concentric Network Corp. sr. notes 12 3/4s, 2007                                              352,000
          2,150,000  IPC Information Systems sr. disc. notes
                       stepped-coupon zero % (10 7/8s, 11/1/01), 2008 (STP)                                      1,569,500
          1,150,000  PSINet, Inc. sr. notes Ser. B, 10s, 2005                                                    1,207,500
            320,000  Unisys Corp. sr. notes 7 7/8s, 2008                                                           331,200
                                                                                                            --------------
                                                                                                                 3,460,200

Conglomerates (0.1%)
--------------------------------------------------------------------------------------------------------------------------
            555,000  Cia Latino Americana 144A company guaranty
                       11 5/8s, 2004 (Argentina)                                                                   552,225
            515,000  Dine S.A. de C.V. 144A company guaranty
                       8 3/4s, 2007 (Mexico)                                                                       475,088
                                                                                                            --------------
                                                                                                                 1,027,313

Consumer Durable Goods (--%)
--------------------------------------------------------------------------------------------------------------------------
            450,000  Sealy Mattress Co. sr. sub. notes Ser. B, 9 7/8s, 2007                                        468,000

Consumer Non Durables (0.2%)
--------------------------------------------------------------------------------------------------------------------------
            250,000  Amscan Holdings, Inc. sr. sub. notes 9 7/8s, 2007                                             253,750
          1,690,000  North Atlantic Trading Co. co. guaranty Ser. B, 11s, 2004                                   1,706,900
            180,000  Hedstrom Holdings, Inc. sr. sub. notes stepped-coupon
                       zero % (12s, 6/01/02), 2009 (STP)                                                           111,600
            890,000  Packaged Ice, Inc. 144A sr. notes 9 3/4s, 2005                                                916,700
                                                                                                            --------------
                                                                                                                 2,988,950

Consumer Services (0.2%)
--------------------------------------------------------------------------------------------------------------------------
          1,755,000  Coinmach Corp. sr. notes Ser. D, 11 3/4s, 2005                                              1,948,050

Cosmetics (0.3%)
--------------------------------------------------------------------------------------------------------------------------
            570,000  Chattem, Inc. company guaranty Ser. B, 8 7/8s, 2008                                           575,700
            345,000  French Fragrances, Inc. sr. notes Ser. B, 10 3/8s, 2007                                       366,563
            320,000  French Fragrances, Inc. 144A sr. notes 10 3/8s, 2007                                          337,600
          1,410,000  Revlon Consumer Products sr. sub. notes 8 5/8s, 2008                                        1,445,250
            990,000  Revlon Worldwide Corp. sr. disc. notes Ser. B,
                       zero %, 2001                                                                                784,575
                                                                                                            --------------
                                                                                                                 3,509,688

Electric Utilities (1.2%)
--------------------------------------------------------------------------------------------------------------------------
          4,305,000  AES China Generating Co. sr. notes 10 1/8s, 2006 (China)                                    4,025,175
          1,700,000  Long Island Lighting Co. deb. 9s, 2022                                                      1,924,859
          4,000,000  Midland Funding Corp. I deb. Ser. A, 11 3/4s, 2005                                          4,795,200
            819,679  Midland Funding Corp. I deb. Ser. C-94, 10.33s, 2002                                          884,171
          1,750,000  Midland Funding Corp. II deb. Ser. B, 13 1/4s, 2006                                         2,253,405
          1,288,313  Northeast Utilities System notes Ser. A, 8.58s, 2006                                        1,332,722
                                                                                                            --------------
                                                                                                                15,215,532

Electronics and Electrical Equipment (1.0%)
--------------------------------------------------------------------------------------------------------------------------
            670,000  Celestica International Ltd. 144A sr. sub. notes
                       10 1/2s, 2006 (Canada)                                                                      738,675
            500,000  Details, Inc. sr. sub. notes Ser. B, 10s, 2005                                                495,000
            700,000  DII Group, Inc. (The) sr. sub. notes 8 1/2s, 2007                                             680,750
          2,305,000  Dobson Communications Corp. notes 11 3/4s, 2007                                             2,495,163
          1,720,000  Flextronics International Ltd. sr. sub. notes Ser. B,
                       8 3/4s, 2007                                                                              1,737,200
            445,000  HCC Industries, Inc. company guaranty 10 3/4s, 2007                                           469,475
            460,000  Moog, Inc. sr. sub. notes Ser. B, 10s, 2006                                                   493,350
          1,420,000  Motors and Gears Inc. sr. notes Ser. B, 10 3/4s, 2006                                       1,526,500
            520,000  Samsung Electronics 144A company guaranty
                       9 3/4s, 2003                                                                                483,600
          1,500,000  Viasystems, Inc. 144A sr. notes 9 3/4s, 2007                                                1,447,500
            190,000  Viasystems Inc. sr. sub notes 9 3/4s, 2007                                                    187,150
            455,000  Wavetek Corp. company guaranty 10 1/8s, 2007                                                  459,550
          1,660,000  Zilog Inc. 144A sr. notes 9 1/2s, 2005                                                      1,294,800
                                                                                                            --------------
                                                                                                                12,508,713

Energy-Related (0.4%)
--------------------------------------------------------------------------------------------------------------------------
            780,000  Niagara Mohawk Power Corp. sr. notes Ser. G,
                       7 3/4s, 2008                                                                                806,013
            620,000  Niagara Mohawk Power Corp. sr. notes Ser. F,
                       7 5/8s, 2005                                                                                631,092
          2,100,000  Panda Global Energy Co. company guaranty
                       12 1/2s, 2004                                                                             1,890,000
            630,000  RAM Energy Inc. sr. notes 11 1/2s, 2008                                                       636,300
            520,000  Tokai Corp. 144A bonds FRB 9.98s, 2049                                                        483,600
                                                                                                            --------------
                                                                                                                 4,447,005

Entertainment (0.5%)
--------------------------------------------------------------------------------------------------------------------------
          1,240,000  SFX Entertainment, Inc. 144A company guaranty
                       Ser. B, 9 1/8s, 2008                                                                      1,221,400
          1,010,000  Silver Cinemas Intl. 144A sr. sub. notes 10 1/2s, 2005                                      1,025,150
          2,090,000  Trump Castle Funding 144A sub. notes 10 1/4s, 2003                                          2,110,900
          1,470,000  United Artists Theatre 144A sr. sub. notes 9 3/4s, 2008                                     1,484,700
                                                                                                            --------------
                                                                                                                 5,842,150

Environmental Control (0.3%)
--------------------------------------------------------------------------------------------------------------------------
            925,000  Allied Waste Industries, Inc. company guaranty
                       10 1/4s, 2006                                                                             1,022,125
          2,300,000  Allied Waste Industries, Inc. sr. disc. notes
                       stepped-coupon zero % (11.3s, 6/1/02), 2007 (STP)                                         1,702,000
            430,000  ATC Group Services Inc. company guaranty 12s, 2008                                            399,900
                                                                                                            --------------
                                                                                                                 3,124,025

Food and Beverages (0.5%)
--------------------------------------------------------------------------------------------------------------------------
          1,220,000  Ameriserve Food Co. company guaranty 10 1/8s, 2007                                          1,256,600
          1,470,000  Ameriserve Food Co. company guaranty 8 7/8s, 2006                                           1,473,675
            730,000  Aurora Foods, Inc. sr. sub. notes Ser. B, 9 7/8s, 2007                                        781,100
            575,000  Canandaigua Wine Co. sr. sub. notes Ser. C, 8 3/4s, 2003                                      590,813
            695,000  Fleming Companies, Inc. company guaranty Ser. B,
                       10 1/2s, 2004                                                                               721,063
             65,000  Nebco Evans Holding Co. sr. disc. notes stepped-coupon
                       zero % (12 3/8s, 7/15/02), 2007 (STP)                                                        42,250
          1,570,000  RAB Enterprises, Inc. 144A sr. notes 10 1/2s, 2005                                          1,577,850
            185,000  Windy Hill Pet Food Co. sr. sub. notes 9 3/4s, 2007                                           194,250
                                                                                                            --------------
                                                                                                                 6,637,601

Health Care Services (1.5%)
--------------------------------------------------------------------------------------------------------------------------
            680,000  Conmed Corp. company guaranty 9s, 2008                                                        680,000
          1,175,000  Extendicare Health Services Inc. company guaranty
                       9.35s, 2007                                                                               1,180,875
          1,420,000  Fresenius Medical Capital Trust II company guaranty
                       7 7/8s, 2008                                                                              1,391,600
          1,280,000  Global Health Sciences 144A sr. notes 11s, 2008                                             1,276,800
          1,040,000  Hudson Respiratory Care, Inc. 144A sr. sub. notes
                       9 1/8s, 2008                                                                                956,800
          1,080,000  Integrated Health Services, Inc. sr. sub. notes Ser. A,
                       9 1/2s, 2007                                                                              1,107,000
          1,030,000  Integrated Health Services, Inc. sr. sub. notes
                       Ser. A, 9 1/4s, 2008                                                                      1,045,450
          1,530,000  Magellan Health Services, Inc. 144A sr. sub. notes
                       9s, 2008                                                                                  1,499,400
            770,000  MedPartners, Inc. sr. notes 7 3/8s, 2006                                                      693,293
          1,560,000  Multicare Cos., Inc. sr. sub. notes 9s, 2007                                                1,521,000
          1,960,000  Paracelsus Healthcare sr. sub. notes 10s, 2006                                              1,989,400
            560,000  Paragon Corp. Holdings 144A sr. notes 9 5/8s, 2008                                            492,800
          3,130,000  Paragon Health Networks, Inc. sr. sub. notes Ser. B,
                       9 1/2s, 2007                                                                              3,176,950
          1,499,375  Patriot American Hospital Term Loan B 8 1/8s, 2003                                          1,499,375
                                                                                                            --------------
                                                                                                                18,510,743

Insurance and Finance (0.9%)
--------------------------------------------------------------------------------------------------------------------------
          1,805,000  Aames Financial Corp. sr. notes 9 1/8s, 2003                                                1,814,025
            420,000  Colonial Capital II company guaranty Ser. A,
                       8.92s, 2027                                                                                 461,475
            865,000  Investors Capital Trust I company guaranty
                       Ser. B, 9.77s, 2027                                                                         985,559
          1,175,000  Imperial Credit Capital Trust I 144A company guaranty
                       10 1/4s, 2002                                                                             1,186,750
            955,000  Imperial Credit Industries, Inc. sr. notes 9 7/8s, 2007                                       950,225
            780,000  Market Hub Partners 144A sr. notes 8 1/4s, 2008                                               795,600
            380,000  Nationwide Credit Inc. 144A sr. notes 10 1/4s, 2008                                           380,950
          2,625,000  Pindo Deli Finance Mauritius Ltd. company guaranty
                       10 3/4s, 2007 (Indonesia)                                                                 1,758,750
          1,150,000  Primestar Bank Loan 8 5/8s, 2004                                                            1,138,500
          1,000,000  Resource America Inc. 144A sr. notes 12s, 2004                                              1,065,000
                                                                                                            --------------
                                                                                                                10,536,834

Lodging (0.3%)
--------------------------------------------------------------------------------------------------------------------------
            810,000  Club Regina, Inc. 144A sr. notes 13s, 2004                                                    801,900
            780,000  Epic Resorts LLP 144A sr. notes 13s, 2005                                                     787,800
            950,000  Prime Hospitality Corp. sub. notes 9 3/4s, 2007                                             1,011,750
          1,250,000  Sun International Hotels Ltd. company guaranty 9s, 2007                                     1,312,500
                                                                                                            --------------
                                                                                                                 3,913,950

Medical Supplies and Devices (0.5%)
--------------------------------------------------------------------------------------------------------------------------
          1,305,000  ALARIS Medical Systems, Inc. company guaranty
                       9 3/4s, 2006                                                                              1,340,888
          1,285,000  Dade International, Inc. sr. sub. notes Ser. B,
                       11 1/8s, 2006                                                                             1,445,625
            550,000  Imagyn Medical Technologies, Inc. company guaranty
                       12 1/2s, 2004                                                                               154,000
            525,000  Kinetic Concepts, Inc. company guaranty Ser. B,
                       9 5/8s, 2007                                                                                538,125
            840,000  Leiner Health Products sr. sub. notes 9 5/8s, 2007                                            890,400
          1,280,000  Mediq, Inc. 144A sr. sub. notes 11s, 2008                                                   1,286,400
          1,000,000  Wright Medical Technology, Inc. 144A notes Ser. C,
                       11 3/4s, 2000                                                                               990,000
                                                                                                            --------------
                                                                                                                 6,645,438

Metals and Mining (0.4%)
--------------------------------------------------------------------------------------------------------------------------
            340,000  Acindar Industria Argentina de Aceros S.A. bonds
                       11 1/4s, 2004 (Argentina)                                                                   341,275
            850,000  Anker Coal Group, Inc. sr. notes Ser. B, 9 3/4s, 2007                                         765,000
            775,000  Continental Global Group sr. notes Ser. B, 11s, 2007                                          806,000
          1,760,000  Lodestar Holding, Inc. 144A sr. notes 11 1/2s, 2005                                         1,707,200
            785,000  Maxxam Group Holdings, Inc. sr. notes Ser. B, 12s, 2003                                       877,238
            770,000  WHX Corp. sr. notes 10 1/2s, 2005                                                             777,700
                                                                                                            --------------
                                                                                                                 5,274,413

Motion Picture Distribution (0.2%)
--------------------------------------------------------------------------------------------------------------------------
          1,085,000  AMC Entertainment, Inc. sr. sub. notes 9 1/2s, 2009                                         1,101,275
          1,595,000  Cinemark USA, Inc. sr. sub. notes Ser. B, 9 5/8s, 2008                                      1,650,825
                                                                                                            --------------
                                                                                                                 2,752,100

Nursing Homes (0.2%)
--------------------------------------------------------------------------------------------------------------------------
            250,000  Genesis Health Ventures, Inc. sr. sub. notes 9 1/4s, 2006                                     250,000
          2,085,000  Sun Healthcare Group Inc. 144A sr. sub. notes
                       9 1/2s, 2007                                                                              2,126,700
            370,000  Sun Healthcare Group Inc. 144A sr. sub. notes
                       9 3/8s, 2008                                                                                373,700
                                                                                                            --------------
                                                                                                                 2,750,400

Office Equipment (0.2%)
--------------------------------------------------------------------------------------------------------------------------
          1,200,000  U.S. Office Products Co. 144A sr. sub notes 9 3/4s, 2008                                    1,200,000
            639,000  United Stationer Supply, Inc. sr. sub. notes 12 3/4s, 2005                                    728,460
          1,040,000  United Stationer 144A sr. sub. notes 8 3/8s, 2008                                           1,050,400
                                                                                                            --------------
                                                                                                                 2,978,860

Oil and Gas (2.2%)
--------------------------------------------------------------------------------------------------------------------------
          2,305,000  Abraxas Petroleum Corp. 144A 11 1/2s, 2004                                                  2,351,100
            160,000  American Eco. Corp. 144A company guaranty
                       9 5/8s, 2008                                                                                154,400
            500,000  Benton Oil & Gas Co. sr. notes 11 5/8s, 2003                                                  521,250
            140,000  Benton Oil & Gas Co. sr. notes 9 3/8s, 2007                                                   136,150
          1,620,000  Chesapeake Energy Corp. 144A sr. notes
                       5/8s, 2005                                                                                1,563,300
            680,000  Coho Energy, Inc. sr. sub. notes 8 7/8s, 2007                                                 632,400
          1,355,000  Costilla Energy, Inc. sr. notes 10 1/4s, 2006                                               1,375,325
            730,000  Dailey Petroleum Services Corp. company guaranty
                       9 1/2s, 2008                                                                                686,200
            790,000  Eagle Geophysical, Inc. 144A sr. notes 10 3/4s, 2008                                          790,000
            160,000  Gothic Energy Corp. sr. disc. notes, stepped-coupon
                       Ser. B, zero % (14 1/8s, 5/1/02), 2006 (STP)                                                 91,200
            710,000  Michael Petroleum Corp. 144A sr. notes 11 1/2s, 2005                                          695,800
            310,000  Newpark Resources, Inc. company guaranty Ser. B,
                       8 5/8s, 2007                                                                                313,100
            875,000  Northern Offshore 144A company guaranty 10s, 2007                                             811,563
          1,160,000  Panaco, Inc. company guaranty Ser. B, 10 5/8s, 2004                                         1,148,400
            550,000  Pride Petroleum Services, Inc. sr. notes 9 3/8s, 2007                                         566,500
            610,000  Seven Seas Petroleum 144A sub. notes 12 1/2s, 2005                                            616,100
            590,000  Southwest Royalties, Inc. company guaranty 10 1/2s, 2004                                      472,000
         10,600,000  Transamerican Energy sr. disc. notes stepped-coupon
                       Ser. B, zero % (13s, 6/15/99), 2002 (STP)                                                 8,268,000
          3,430,000  Transamerican Energy sr. notes Ser. B, 11 1/2s, 2002                                        3,052,700
          1,927,000  TransTexas Gas Corp. sr. sub. notes Ser. D, 13 3/4s, 2001                                   2,110,065
                                                                                                            --------------
                                                                                                                26,355,553

Packaging and Containers (0.5%)
--------------------------------------------------------------------------------------------------------------------------
            440,000  AEP Industries, Inc. 144A sr. notes 9 7/8s, 2007                                              456,500
          1,230,000  Impac Group Inc. 144A sr. sub. notes 10 1/8s, 2008                                          1,236,150
            265,000  Printpack, Inc. sr. sub. notes Ser. B, 10 5/8s, 2006                                          282,888
            420,000  Radnor Holdings Inc. sr. notes 10s, 2003                                                      441,000
          1,540,000  Riverwood International Corp. company guaranty
                       10 1/4s, 2006                                                                             1,574,650
          2,550,000  Riverwood International Corp. company guaranty
                       10 7/8s, 2008                                                                             2,601,000
                                                                                                            --------------
                                                                                                                 6,592,188

Paging (0.1%)
--------------------------------------------------------------------------------------------------------------------------
            500,000  Mobile Telecommunications Tech. sr. notes 13 1/2s, 2002                                       580,000
          1,000,000  Pagemart Nationwide, Inc. sr. disc. notes
                       stepped-coupon zero % (15s, 2/1/00), 2005 (STP)                                             915,000
            250,000  Paging Network Do Brazil sr. notes 13 1/2s, 2005 (Brazil)                                     207,188
                                                                                                            --------------
                                                                                                                 1,702,188

Paper and Forest Products (0.7%)
--------------------------------------------------------------------------------------------------------------------------
            250,000  APP Finance II Mauritius Ltd. bonds sr. disc. notes
                       stepped-coupon 12s, (16s, 2/15/04), 2049 (Indonesia) (STP)                                  160,000
             90,000  APP International Finance Co. notes
                       11 3/4s, 2005 (Netherlands)                                                                  72,900
            175,000  Florida Coast Paper LLC 1st mtge. Ser. B, 12 3/4s, 2003                                       190,750
            820,000  Huntsman Packaging Corp. company guaranty
                       9 1/8s, 2007                                                                                844,600
          2,810,000  Indah Kiat Financial Mauritius Ltd. company guaranty
                       10s, 2007 (Indonesia)                                                                     1,896,750
          2,765,000  PT Pabrik Kertas Tjiwi Kimia company guaranty
                       10s, 2004 (Indonesia)                                                                     1,852,550
          1,645,000  Repap New Brunswick sr. notes
                       10 5/8s, 2005 (Canada)                                                                    1,612,100
            530,000  Repap New Brunswick 144A sr. notes
                       9s, 2004 (Canada)                                                                           530,000
            650,000  Stone Container Corp. sr. notes 12.58s, 2016                                                  734,500
                                                                                                            --------------
                                                                                                                 7,894,150

Pharmaceuticals and Biotechnology (0.2%)
--------------------------------------------------------------------------------------------------------------------------
          1,450,000  ICN Pharmaceuticals, Inc. 144A sr. notes 9 1/4s, 2005                                       1,533,375
            420,000  PharMerica, Inc. 144A sr. sub. notes 8 3/8s, 2008                                             417,900
                                                                                                            --------------
                                                                                                                 1,951,275

Photography (--%)
--------------------------------------------------------------------------------------------------------------------------
            360,000  Panavision Inc. 144A sr. disc. notes stepped-coupon
                       zero % (9 5/8s, 2/1/02), 2006 (STP)                                                         262,800

Publishing (0.4%)
--------------------------------------------------------------------------------------------------------------------------
            900,000  American Media Operation, Inc. sr. sub. notes
                       11 5/8s, 2004                                                                               976,500
          1,250,000  Garden State Newspapers, Inc. sr. sub. notes Ser. B,
                       8 3/4s, 2009                                                                              1,281,250
            760,000  Gothic Production Corp. company guaranty Ser. B,
                       11 1/8s, 2005                                                                               737,200
          1,000,000  Perry-Judd company guaranty 10 5/8s, 2007                                                   1,050,000
            300,000  Tri State Outdoor Media, Inc. 144A sr. sub. notes
                       11s, 2008                                                                                   311,250
            370,000  Von Hoffman Press Inc. 144A sr. sub. notes
                       10 3/8s, 2007                                                                               388,500
                                                                                                            --------------
                                                                                                                 4,744,700

Railroads (0.2%)
--------------------------------------------------------------------------------------------------------------------------
          1,280,000  TFM S.A. de C.V. company guaranty 10 1/4s, 2007
                       (Mexico)                                                                                  1,296,000
          1,415,000  TFM S.A. de C.V. company guaranty stepped-coupon
                       zero %, (11 3/4s, 6/15/02), 2009 (Mexico) (STP)                                             944,513
                                                                                                            --------------
                                                                                                                 2,240,513

Real Estate (0.2%)
--------------------------------------------------------------------------------------------------------------------------
            190,000  Bluegreen Corp. 144A sr. notes 10 1/2s, 2008                                                  186,200
          2,380,000  HMH Properties, Inc. company guaranty Ser. B,
                       7 7/8s, 2008 (Canada) (R)                                                                 2,371,075
                                                                                                            --------------
                                                                                                                 2,557,275

Recreation (1.4%)
--------------------------------------------------------------------------------------------------------------------------
          1,400,000  Argosy Gaming Co. 1st mtge. 13 1/4s, 2004                                                   1,582,000
          1,500,000  Autotote Corp. company guaranty Ser. B, 10 7/8s, 2004                                       1,612,500
          1,975,000  Coast Hotels & Casinos, Inc. company guaranty
                       Ser. B, 13s, 2002                                                                         2,281,125
          1,780,000  Fitzgeralds Gaming Corp. company guaranty Ser. B,
                       12 1/4s, 2004                                                                             1,602,000
            540,000  Isle of Capri Black Hawk LLC 1st mortgage Ser. B,
                       13s, 2004                                                                                   569,700
          2,379,000  Louisiana Casino Cruises Corp. 1st mtge. 11 1/2s, 1998                                      2,402,790
          1,675,000  Mohegan Tribal, Gaming Auth. sr. secd. notes Ser. B,
                       13 1/2s, 2002                                                                             2,127,250
            320,000  Penn National Gaming, Inc. 144A sr. notes 10 5/8s, 2004                                       339,200
          2,300,000  Premier Parks, Inc. sr. notes 9 1/4s, 2006                                                  2,415,000
          1,400,000  PRT Funding Corp. sr. notes 11 5/8s, 2004
                       (In default) (NON)                                                                        1,004,500
            500,000  Trump A.C. 1st mtge. 11 1/4s, 2006                                                            491,250
            875,000  Trump Holdings & Funding Corp. sr. notes
                       15 1/2s, 2005                                                                               980,000
                                                                                                            --------------
                                                                                                                17,407,315

Restaurants (0.2%)
--------------------------------------------------------------------------------------------------------------------------
          1,800,000  FRD Acquisition Co. sr. notes Ser. B, 12 1/2s, 2004                                         1,980,000

Retail (0.5%)
--------------------------------------------------------------------------------------------------------------------------
          2,090,000  Amazon Inc. 144A sr. disc. notes stepped-coupon
                       zero % (10s, 5/1/03), 2008 (STP)                                                          1,316,700
            450,000  Color Spot Nurseries sr. sub. notes 10 1/2s, 2007                                             333,000
            445,000  Home Interiors & Gifts, Inc. 144A sr. sub. notes
                       10 1/8s, 2008                                                                               463,913
          1,000,000  K mart Corp. pass-thru certificates Ser. 95K4,
                       9.35s, 2020                                                                               1,080,080
          1,600,000  Mothers Work, Inc. sr. notes 12 5/8s, 2005                                                  1,748,000
            420,000  NBTY Inc. 144A sr. sub. notes 8 5/8s, 2007                                                    426,300
            180,000  Service Merchandise Co., Inc. sr. sub. deb. 9s, 2004                                          129,600
            635,000  William Carter Co. 144A sr. sub. notes 12s, 2008                                              679,450
                                                                                                            --------------
                                                                                                                 6,177,043

Satellite Services (0.7%)
--------------------------------------------------------------------------------------------------------------------------
            850,000  Amsc Acquisition Co. Inc. 144A sr. notes 12 1/4s, 2008                                        756,500
            940,000  Esat Holdings Ltd. 144A sr. notes stepped-coupon
                       zero % (12 1/2s, 2/01/02), 2007 (Ireland) (STP)                                             690,900
          1,180,000  Golden Sky Systems 144A sr. sub. notes 12 3/8s, 2006                                        1,209,500
          1,420,000  ICG Services Inc. 144A sr. disc. notes stepped-coupon
                       zero % (10s, 2/15/03), 2008 (STP)                                                           880,400
          4,160,000  ICG Services, Inc. 144A sr. discount notes
                       stepped-coupon zero %, (9 7/8s, 5/1/03), 2008 (STP)                                       2,537,600
            640,000  Satelites Mexicanos S.A. de C.V. 144A sr. notes
                       10 1/8s, 2004 (Mexico)                                                                      614,400
          1,185,000  TCI Satellite Entertainment, Inc. sr. disc. notes
                       stepped-coupon zero % (12 1/4s, 2/15/02), 2007 (STP)                                        776,175
            880,000  TCI Satellite Entertainment, Inc. sr. sub. notes
                       10 7/8s, 2007                                                                               869,000
                                                                                                            --------------
                                                                                                                 8,334,475

Semiconductors (0.3%)
--------------------------------------------------------------------------------------------------------------------------
            545,129  Cirent Semiconductor sr. sub. notes 10.22s, 2002                                              566,253
            578,404  Cirent Semiconductor 144A sr. sub. notes 10.14s, 2004                                         602,263
            825,000  Fairchild Semiconductor Corp. 144A sr. sub. notes
                       11.74s, 2008 (PIK)                                                                          944,625
          1,900,000  Fairchild Semiconductor Corp. sr. sub. notes
                       10 1/8s, 2007                                                                             1,862,000
                                                                                                            --------------
                                                                                                                 3,975,141

Shipping (0.2%)
--------------------------------------------------------------------------------------------------------------------------
            360,000  International Shipholding Corp. sr. notes 7 3/4s, 2007                                        354,600
          1,100,000  Johnstown America Industries, Inc. company guaranty
                       Ser. C, 11 3/4s, 2005                                                                     1,215,500
            570,000  MC Shipping, Inc. 144A sr. notes 11 1/4s, 2008                                                564,300
          1,420,000  Pegasus Shipping 144A company guaranty 11 7/8s, 2008                                          710,000
                                                                                                            --------------
                                                                                                                 2,844,400

Specialty Consumer Products (0.2%)
--------------------------------------------------------------------------------------------------------------------------
          1,060,000  Decora Industries, Inc. 144A sr. sec. notes 11s, 2005                                       1,038,800
            790,000  Eye Care Centers of America 144A sr. sub. notes
                       9 1/8s, 2008                                                                                790,000
            925,000  Sovereign Specialty Chemical 144A company guaranty
                       Ser. A, 9 1/2s, 2007                                                                        952,750
                                                                                                            --------------
                                                                                                                 2,781,550

Steel (0.2%)
--------------------------------------------------------------------------------------------------------------------------
            480,000  Hylsa S.A. de C.V. 144A bonds 9 1/4s, 2007 (Mexico)                                           450,000
          1,500,000  Ispat Mexicana, S.A. 144A bonds 10 3/8s, 2001 (Mexico)                                      1,515,000
                                                                                                            --------------
                                                                                                                 1,965,000

Telecommunications (6.1%)
--------------------------------------------------------------------------------------------------------------------------
          3,150,000  Allegiance Telecom, Inc. sr. disc. notes stepped-coupon
                       Ser. B, zero % (11 3/4s, 2/15/03), 2008 (STP)                                             1,669,500
            150,000  Allegiance Telecom, Inc. sr. notes 12 7/8s, 2008                                              151,875
          1,100,000  Barak I.T.C. sr. disc. notes stepped-coupon Ser. B, zero %
                       (12 1/2s, 11/15/02), 2007 (Israel) (STP)                                                    660,000
          1,980,000  BTI Telecommunication Corp. sr. notes 10 1/2s, 2007                                         1,970,100
            780,000  Caprock Communications Corp. 144A sr. notes
                       12s, 2008                                                                                   791,700
          1,280,000  Charter Communications International, Inc. disc. notes
                       stepped-coupon Ser. B, zero % (14s, 3/15/01), 2007 (STP)                                  1,113,600
          1,250,000  Charter Communications International, Inc. sr. notes
                       Ser. B, 11 1/4s, 2006                                                                     1,415,625
          2,905,000  Colt Telecommunications sr. discount notes stepped coupon
                       zero % (12s, 12/15/01), 2006 (STP) (United Kingdom)                                       2,367,575
            955,000  Conecel Holdings 144A notes Ser. A, 14s, 2000                                                 926,350
            385,000  Consorcio Ecuatoiano notes 14s, 2002 (Ecuador)                                                373,450
          2,270,000  Econophone Inc. company guaranty 13 1/2s, 2007                                              2,587,800
          1,790,000  Econophone, Inc. 144A notes stepped-coupon zero %
                       (11s, 2/15/03), 2008 (STP)                                                                1,065,050
            710,000  E. Spire Communications, Inc. sr. notes 13 3/4s, 2007                                         828,925
          1,760,000  E. Spire Communications, Inc. sr. discount notes
                       stepped-coupon zero % (12 3/4s, 4/1/01) 2006 (STP)                                        1,412,400
            580,000  Espirit Telecom Group PLC sr. notes 11 1/2s, 2007
                       (United Kingdom)                                                                            614,800
          2,210,000  Focal Communications Corp. 144A sr. disc. notes
                       stepped-coupon zero % (12 1/8s, 2/15/03), 2008 (STP)                                      1,317,713
          1,695,000  Fonorola, Inc. sr. notes 12 1/2s, 2002 (Canada)                                             1,913,231
          4,930,000  Global Crossing Holdings 144A sr. notes 9 5/8s, 2008                                        5,225,800
          1,150,000  GST Equipment Funding sr. notes 13 1/4s, 2007                                               1,334,000
          2,026,000  GST Telecommunications, Inc. company guaranty
                       stepped-coupon zero % (13 7/8s, 12/15/00), 2005 (STP)                                     1,681,580
          2,330,000  GST Telecommunications, Inc. 144A sr. disc. notes
                       stepped-coupon zero % (10 1/2s, 5/1/03), 2008 (STP)                                       1,444,600
            655,000  Hyperion Telecommunications, Inc.
                       sr. disc. notes stepped-coupon Ser. B,
                       zero % (13s, 4/15/01), 2003 (STP)                                                           504,350
          1,430,000  Hyperion Telecommunications, Inc. sr. notes
                       Ser. B, 12 1/4s, 2004                                                                     1,558,700
          1,430,000  ICG Holdings, Inc. sr. disc. notes stepped-coupon
                       zero % (13 1/2s, 9/15/00), 2005 (STP)                                                     1,226,225
          2,750,000  Intermedia Communications, Inc. sr. disc. notes stepped-coupon Ser. B, zero %
                       (11 1/4s, 7/15/02), 2007 (STP)                                                            2,076,250
          5,040,000  Intermedia Communications, Inc. 144A sr. notes
                       8.6s, 2008                                                                                5,166,000
            922,000  ITC Deltacom, Inc. sr. notes 11s, 2007                                                      1,053,385
          1,280,000  IXC Communications, Inc. 144A sr. sub. notes 9s, 2008                                       1,315,200
          2,185,000  Knology Holdings Inc. sr. disc. notes stepped-coupon
                       zero %, (11 7/8s, 10/15/02), 2007 (STP)                                                   1,283,688
          1,565,000  L-3 Communications Corp. sr. sub. notes Ser. B,
                       10 3/8s, 2007                                                                             1,737,150
            525,000  MetroNet Communications Corp. sr. disc. notes
                       stepped-coupon zero % (10 3/4s, 11/1/02),
                       2007 (STP) (Canada)                                                                         355,688
          1,910,000  MetroNet Communications Corp. 144A sr. disc. notes
                       stepped-coupon zero % (9.95s, 6/15/03), 2008 (Canada) (STP)                               1,212,850
            350,000  MGC Communications, Inc. sr. notes Ser. B, 13s, 2004                                          343,000
            750,000  MJD Communications 144A sr. sub. notes 9 1/2s, 2008                                           776,250
            659,000  MJD Communications 144A 8s, 2008                                                              665,590
            730,000  Microcell Telecommunications sr. disc. notes
                       stepped-coupon Ser. B, zero % (14s, 12/1/01),
                       2006 (Canada) (STP)                                                                         565,750
            220,000  Netia Holdings B.V. 144A company guaranty
                       stepped-coupon zero % (11 1/4s, 11/1/01), 2007
                       (Poland) (STP)                                                                              141,900
            380,000  Netia Holdings B.V. 144A 10 1/4s, 2007 (Poland)                                               359,100
            350,000  NEXTEL Communications, Inc. 144A sr. disc. notes
                       stepped-coupon zero % (12 1/8s, 4/15/03), 2008 (STP)                                        220,500
          4,345,000  NEXTEL Communications, Inc. sr. disc. notes
                       stepped-coupon zero % (10.65s, 9/15/02), 2007 (STP)                                       2,987,188
          2,030,000  NEXTEL Communications, Inc. sr. disc. notes
                       stepped-coupon zero % (9 3/4s, 10/31/02), 2007 (STP)                                      1,360,100
          5,250,000  NEXTEL Communications, Inc. sr. disc. notes
                       stepped-coupon zero % (9.95s, 2/15/03), 2008 (STP)                                        3,451,875
          1,300,000  NorthEast Optic Network, Inc. sr. notes 12 3/4s, 2008                                       1,300,000
          1,900,000  Primus Telecom Group 144A sr. notes 9 7/8s, 2008                                            1,900,000
          1,270,000  Qwest Communications International Inc. sr. disc. notes
                       stepped-coupon zero % (9.47s, 10/15/02), 2007 (STP)                                         981,075
            940,000  Qwest Communications International, Inc. sr. disc. notes
                       stepped-coupon zero % (8.29s, 2/1/03), 2008 (STP)                                           700,300
          1,765,000  Telecom Tech, Inc. 144A sr. sub. notes 9 3/4s, 2008                                         1,809,125
          2,210,000  Time Warner Telecom Inc. sr. notes 9 3/4s, 2008                                             2,259,725
            440,000  Transtel pass thru certificates 144A 12 1/2s, 2007                                            396,000
            100,000  21st Century Telecom Group, Inc. sr. disc. notes
                       stepped-coupon zero % (12 1/4s, 2/15/03), 2008 (STP)                                         55,000
          1,870,000  United International Holdings sr. disc. notes
                       stepped-coupon Ser. B, zero %
                       (10 3/4s, 2/15/03), 2008 (STP)                                                            1,182,775
          1,390,000  WinStar Communications. Inc. 144A sr. sub. notes
                       15s, 2007                                                                                 1,765,300
            785,000  Winstar Equipment Corp. company guaranty
                       12 1/2s, 2004                                                                               885,088
          1,810,000  Viacom International, Inc. sub. deb. 8s, 2006                                               1,873,350
                                                                                                            --------------
                                                                                                                74,334,151

Telephone Services (1.1%)
--------------------------------------------------------------------------------------------------------------------------
            390,000  Call-Net Enterprises, Inc. sr. disc. notes stepped-coupon
                       zero % (8.94s, 8/15/03), 2008 (Canada) (STP)                                                253,500
            620,000  Facilicom International sr. notes Ser. B., 10 1/2s, 2008                                      626,200
          1,240,000  Flag Ltd. 144A sr. notes 8 1/4s, 2008 (Bermuda)                                             1,258,600
            370,000  Globo Communicacoes 144A sr. notes
                       10 5/8s, 2008 (Brazil)                                                                      338,550
          1,045,000  Globo Communicacoes 144A company guaranty
                       10 1/2s, 2006 (Brazil)                                                                      964,013
            655,000  IDT Corp. sr. notes 8 3/4s, 2006                                                              628,800
          4,350,000  Ionica PLC sr. discount notes stepped-coupon zero %
                       (15s, 5/1/02) 2007 (STP) (United Kingdom)                                                   826,500
          2,175,000  KMC Telecom Holdings, Inc. 144A sr. disc. notes
                       stepped-coupon zero % (12 1/2s, 2/15/03), 2008 (STP)                                      1,326,750
            280,000  Level 3 Communication, Inc. sr. notes 9 1/8s, 2008                                            275,800
            650,000  NTL Inc. sr. notes Ser. B, 10s, 2005                                                          703,625
          2,390,000  NTL Inc. 144A sr. notes stepped-coupon zero %
                       (9 3/4s, 4/01/03), 2008 (STP)                                                             1,604,288
          1,785,000  RSL Communications, Ltd. company guaranty
                       12 1/4s, 2006                                                                             2,003,663
            980,000  RSL Communications, Ltd. company guaranty
                       stepped-coupon zero % (10 1/8s, 3/1/03), 2008 (STP)                                         622,300
            650,000  RSL Communications, Ltd. company guaranty 9 1/8s, 2008                                        644,313
            470,000  Sprint Spectrum L.P. sr. notes 11s, 2006                                                      542,850
            640,000  US Xchange LLC 144A sr. notes 15s, 2008                                                       680,000
                                                                                                            --------------
                                                                                                                13,299,752

Textiles (0.4%)
--------------------------------------------------------------------------------------------------------------------------
          1,740,000  Galey & Lord Inc. company guaranty 9 1/8s, 2008                                             1,679,100
            900,000  Polymer Group, Inc. company guaranty Ser. B, 9s, 2007                                         922,500
            470,000  Polymer Group, Inc. 144A sr. sub. notes 8 3/4s, 2008                                          477,050
            850,000  Polysindo International Eka company guaranty
                       13s, 2001 (Indonesia) (NON)                                                                 272,000
          2,000,000  Polysindo International Finance company guaranty
                       11 3/8s, 2006 (Indonesia) (NON)                                                             640,000
            770,000  Westpoint Stevens, Inc. 144A sr. notes 7 7/8s, 2008                                           785,400
                                                                                                            --------------
                                                                                                                 4,776,050

Transportation (0.3%)
--------------------------------------------------------------------------------------------------------------------------
            500,000  Coach USA, Inc. 144A company guaranty 9 3/8s, 2007                                            522,500
            500,000  Eletson Holdings, Inc. 1st pfd. mtge. notes
                       9 1/4s, 2003 (Greece)                                                                       516,875
            820,000  Hermes Europe Railtel 144A sr. notes
                       11 1/2s, 2007 (Netherlands)                                                                 934,800
          1,290,000  Kitty Hawk, Inc. company guaranty 9.95s, 2004                                               1,360,950
                                                                                                            --------------
                                                                                                                 3,335,125

Wireless Communications (1.0%)
--------------------------------------------------------------------------------------------------------------------------
          2,110,000  Allbritton Communications Co. sr. sub. notes
                       Ser. B, 8 7/8s, 2008                                                                      2,236,600
            670,000  CTI Holdings S.A. 144A sr. notes stepped-coupon
                       zero %, (11 1/2s, 4/15/03), 2008 (STP)                                                      376,875
          1,690,000  Dobson Wireline Co. 144A sr. notes 12 1/4s, 2008                                            1,706,900
          1,340,000  Iridium LLC/Capital Corp. company guaranty
                       Ser. B, 14s, 2005                                                                         1,433,800
            180,000  Iridium LLC/Capital Corp. company guaranty
                       Ser. A, 13s, 2005                                                                           183,600
          1,405,000  Omnipoint Corp. sr. notes 11 5/8s, 2006                                                     1,503,350
            490,000  Sygnet Wireless, Inc. sr. notes 11 1/2s, 2006                                                 568,400
            505,000  Telesystem International Wireless Inc.
                       sr. disc. notes stepped-coupon Ser. C,
                       zero %, (10 1/2s, 11/1/02), 2007 (STP)                                                      303,000
          1,955,000  Teligent, Inc. sr. notes 11 1/2s, 2007                                                      1,989,213
          2,250,000  Teligent, Inc. 144A sr. disc. notes stepped-coupon
                       zero % (11 1/2s, 3/1/03), 2008 (STP)                                                      1,276,875
            450,000  Western Wireless Corp. sr. sub. notes 10 1/2s, 2007                                           487,125
                                                                                                            --------------
                                                                                                                12,065,738
                                                                                                            --------------
                     Total Corporate Bonds and Notes
                       (cost $458,515,678)                                                                  $  463,213,011

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (28.7%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE

U.S. Government Agency Mortgage Obligations (15.4%)
--------------------------------------------------------------------------------------------------------------------------
                     Federal National Mortgage Association
        $33,630,000    6 1/2s, TBA, August 15, 2028                                                         $   33,451,088
                     Federal National Mortgage Association
                       Pass-through Certificates
          1,306,802    7s, with due dates from June 1, 2028 to July 1, 2028                                      1,325,175
          1,786,907    6 1/2s, with due dates from June 1, 2023 to July 1, 2028                                  1,779,704
                     Government National Mortgage Association
          2,200,000    7s, TBA, August 15, 2028                                                                  2,234,364
                     Government National Mortgage Association
                       Adjustable Rate Mortgages
          4,059,858    7s, with due dates from July 20, 2024 to October 20, 2024                                 4,160,882
          5,263,639    6s, July 20, 2024                                                                         5,396,875
            732,902    5 1/2s, with due dates from August 20, 2027 to April 20, 2028                               737,652
                     Government National Mortgage Association
                       Pass-through Certificates
         14,554,739    8s, with due dates from July 15, 2024 to
                       March 15, 2028                                                                           15,101,639
         31,656,123    7 1/2s, with due dates from August 15, 2022 to
                       July 15, 2027                                                                            32,592,432
         54,847,556    7s, with due dates from July 20, 2024 to May 15, 2028                                    55,706,623
         35,976,550    6 1/2s, with due dates from February 15, 2027 to
                       May 15, 2028                                                                             35,863,945
                                                                                                            --------------
                                                                                                               188,350,379

U.S. Treasury Obligations (13.3%)
--------------------------------------------------------------------------------------------------------------------------
                     U.S. Treasury Bonds
         30,705,000    6 1/2s, November 15, 2026 (SEG)                                                          33,703,650
          3,270,000    6 3/8s, August 15, 2027                                                                   3,549,977
         22,645,000    6 1/8s, November 15, 2027                                                                23,936,444
                     U.S. Treasury Notes
          4,725,000    5 3/4s, November 30, 2002                                                                 4,754,531
         21,365,000    5 5/8s, April 30, 2000                                                                   21,401,748
         30,360,000    5 1/2s, May 31, 2003                                                                     30,302,923
         31,630,000    5 1/2s, March 31, 2003                                                                   31,560,730
         13,130,000    5 1/2s, May 31, 2000                                                                     13,125,930
                                                                                                            --------------
                                                                                                               162,335,933
                                                                                                            --------------
                     Total U.S. Government and Agency Obligations
                       (cost $344,757,713)                                                                  $  350,686,312

FOREIGN GOVERNMENT BONDS AND NOTES (10.5%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
DEM      56,520,000  Germany (Federal Republic of) bonds
                       Ser. 98, 5 5/8s, 2028                                                                $   33,457,424
USD       5,800,000  Korea (Republic of) unsub. 8 7/8s, 2008                                                     5,463,600
USD       5,710,000  Russia (Government of) 144A bonds
                       12 3/4s, 2028                                                                             4,696,475
USD      31,431,000  Russia (Government of) deb. principal loans
                       FRB 6.625s, 2020 (POR)                                                                   13,574,263
ZAR      63,000,000  South Africa (Republic of) bonds Ser. 153,
                       13s, 2010                                                                                 8,884,853
GBP      11,815,000  United Kingdom Treasury bonds 8s, 2021                                                     25,307,730
GBP      14,885,000  United Kingdom Treasury bonds 8s, 2000                                                     24,936,066
USD       5,335,000  United Mexican States bonds 11 3/8s, 2016                                                   6,028,550
USD       5,660,000  Venezuela (Government of) bonds
                       13 5/8s, 2018                                                                             5,563,780
                                                                                                            --------------
                     Total Foreign Government Bonds and Notes
                       (cost $133,910,945)                                                                  $  127,912,741

COLLATERALIZED MORTGAGE OBLIGATIONS (9.1%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
        $ 2,565,000  Chase Mortgage Finance Corp. 6 3/4s, 2028                                              $    2,568,206
                     Commercial Mortgage Acceptance Corp.
         41,695,496    Ser. 97-ML1, 0.962s, 2017 (Interest Only)                                                 2,394,989
          3,520,000    Ser. 97-ML1, Class D, 7.11s, 2030                                                         3,563,450
          4,100,000  Countrywide Mortgage 6 1/2s, 2024                                                           3,997,500
                     Criimi Mae Commercial Mortgage Trust Ser. 1998-C1
         11,790,000    Class A2, 7s, 2011                                                                       11,602,281
          4,705,000    Class B, 7s, 2011                                                                         4,424,170
         49,361,167  Deutsche Mortgage & Asset Receiving Corp.
                       Ser. 98-C1, Class X, IO, 1.249s, 2023                                                     3,424,431
                     Federal Home Loan Mortgage Corp.
          1,900,000    Ser. 2040, Class PE, 7 1/2s, 2028                                                         2,072,188
          1,539,212    Ser. 1717, Class L, 6 1/2s, 2024                                                          1,543,060
          1,105,000    Ser. 1439, Class I, 7 1/2s, 2022                                                          1,185,976
                     Federal Home Loan Mortgage Corp. Strips
          9,685,681    Ser. 195, Interest only (IO), 7 1/2s, 2028                                                1,894,761
          9,985,626    Ser. 195, Principal only (PO), zero %, 2028                                               8,298,992
         14,495,469    Ser. 194, IO, 6 1/2s, 2028                                                                4,190,097
                     Federal National Mortgage Association
          5,669,315    Ser. 1993-251, Class Z, 6 1/2s, 2023                                                      5,353,960
                     Federal National Mortgage Association Strips
          3,746,371    Ser. 294, Class 1, PO, zero %, 2028                                                       2,902,266
          8,032,275    Ser. 290, Class 2, IO, 6 1/2s, 2024                                                       2,020,619
          5,390,443    Ser. 273, Class 1, PO, zero %, 2026                                                       4,255,081
          7,002,000    Ser. 240, Class 2, IO, 7s, 2023                                                           1,641,094
                     First Union-Lehman Brothers Commercial Mortgage
          4,060,000    Ser. 97-C2, Class D, 7.12s, 2012                                                          4,071,419
          3,070,000    Ser. 97-C2, Class A2, 6.6s, 2007                                                          3,125,164
          5,775,000    Ser. 97-C2, Class A3, 6.65s, 2008                                                         5,890,500
         24,779,037    Ser. 97-C2, IO, 1.092s, 2027                                                              2,157,841
          4,515,000    Ser. 98-C2, Class D, 6.778s, 2013                                                         4,388,016
          1,775,000  Government National Mortgage Association
                       Ser. 1997-8, Class PE, 7 1/2s, 2027                                                       1,902,023
                     GS Mortgage Securities Corp. II Ser. 98-GLII
          3,710,000    Class A2, 6.562s, 2031                                                                    3,766,809
          2,025,000    Class D, 7.191s, 2031                                                                     2,037,023
                     Merrill Lynch Mortgage Investors, Inc.
            650,000    Ser. 98-C2, Class D, 14.045s, 2030                                                          653,148
          1,615,000    7.782s, 2025                                                                              1,689,441
                     Mortgage Capital Funding, Inc. Ser. 1998-MC1
          3,420,000    Class A2, 6.663s, 2008                                                                    3,492,675
         53,895,000    Class X, IO, 0.8621s, 2009                                                                2,467,380
                     Morgan Stanley Capital I
          1,120,000    Ser. 1998-XL1, Class E, 7.1504, 2030                                                      1,149,575
          1,150,000    Ser. 1998-WF1, Class D, 7.12s, 2008                                                       1,173,359
          1,556,296  Prudential Home Mortgage Securities Ser. 93-57,
                       Class A4, 5.9s, 2023                                                                      1,552,892
          2,505,000  Residential Funding Mortgage Sec. I Ser. 1998-S13,
                       Class A21, 6 3/4s, 2028                                                                   2,494,041
          2,254,519  Rural Housing Trust Ser. 87-1, Class D, 6.33s, April 1, 2026                                2,257,337
                                                                                                            --------------
                     Total Collateralized Mortgage Obligations
                       (cost $111,866,894)                                                                  $  111,601,764

BRADY BONDS (5.3%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
        $12,430,000  Argentina (Republic of) Ser. L-GP, stepped-coupon
                       5 3/4s, (6s, 3/31/99), 2023 (STP)                                                    $    9,384,650
         11,170,100  Argentina (Republic of) deb. FRB 6.625s, 2005                                              10,095,536
         14,310,000  Brazil (Government of) disc. bonds Ser. ZL,
                       FRB 6.625s, 2024                                                                         10,214,478
         21,374,548  Brazil (Government of) stepped-coupon 5s,
                       (8s, 4/30/00), 2014 (STP)                                                                16,298,093
          2,725,000  Bulgaria (Government of) Ser. A, FRB 2 1/4s, 2012                                           1,716,750
          4,500,000  Central Bank of Nigeria Ser. WW, 6 1/4s, 2020                                               3,200,850
          3,371,389  Ecuador (Republic of) deb. Ser. PDI, FRB, 6.625s, 2015                                      2,010,359
          8,650,000  Ivory Coast - 144A FLIRB collateralized FRB 2s, 2018                                          435,220
          8,650,000  Ivory Coast - 144A PDI bonds FRB 1.9s, 2018                                                   507,757
          3,210,000  Peru (Government of) 144A Ser PDI, 4s, 2017                                                 2,022,300
            475,355  Russia (Government of) deb. FRB 6.625s, 2015                                                  241,837
         10,499,965  Venezuela (Government of) deb. Ser. A, FRB 6.625s, 2007                                     8,242,473
                                                                                                            --------------
                     Total Brady Bonds (cost $67,617,944)                                                   $   64,370,303

PREFERRED STOCKS (3.5%) (a)
NUMBER OF SHARES                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
             24,623  AmeriKing, Inc. $3.25 pfd. (PIK)                                                       $      664,820
            108,000  California Federal Bancorp Inc. Ser. A, $2.281 pfd.                                         2,970,000
             11,849  Capstar Broadcasting Inc. 144A $12.00 pfd.                                                  1,374,484
             29,725  Chevy Chase Capital Corp. Ser. A, $5.188 pfd.                                               1,627,444
              6,875  Chevy Chase Savings Bank $3.25 pfd.                                                           213,125
             11,832  Citadel Broadcasting Inc. 144A $13.25 cum. pfd. (PIK)                                       1,419,840
                590  Concentric Network Corp. 144A 13.50% pfd. (PIK)                                               612,125
             27,329  CSC Holdings, Inc. Ser. M, 11.125 cum. (PIK)                                                3,197,493
             34,730  Diva Systems Corp. Ser. C, 6.00 pfd.                                                          555,680
                399  E. Spire Communications, Inc. 12.75% pfd. (PIK)                                               439,898
                350  Echostar Communications, Inc. 12.125 pfd.                                                     390,250
            250,000  Fresenius Medical Care AG. Ser. D,
                       9.00 pfd. (Germany)                                                                         262,500
              1,732  Granite Broadcasting 144A 12.75 pfd. (PIK)                                                  2,026,440
                349  Hyperion Telecommunications Ser. B, 12.875 pfd. (PIK)                                         373,430
              3,811  ICG Holdings, Inc. 14.25 pfd. (Canada)                                                      4,573,200
              2,457  Intermedia Communication Ser. B, 13.50 pfd. (PIK)                                           2,911,545
              1,368  IXC Communications, Inc. 12.50 pfd. (PIK)                                                   1,559,520
             23,306  Lady Luck Gaming Corp. 11.25 pfd.                                                           1,013,811
             12,807  Nebco Evans Holding Co. 144A 11.25 pfd. (PIK)                                               1,152,630
              4,546  NEXTEL Communications, Inc. Ser. D, 13.00
                       cum. pfd. (PIK)                                                                           5,136,980
                720  NEXTEL Communications, Inc. Ser. E, 11.125 pfd. (PIK)                                         770,400
             40,441  Nextlink Communications, Inc. 144A 7.00 pfd.                                                2,365,799
                186  Paxson Communications Corp. 144A 13.25% pfd. (PIK)                                          1,850,700
              8,052  SFX Broadcasting, Inc. Ser. E, 12.625 pfd. (PIK)                                              946,110
              5,000  Sinclair Capital 11.625 cum. pfd.                                                             555,000
              1,702  Spanish Broadcasting Systems 14.25 cum. pfd. (PIK)                                          1,859,435
                290  21st Century Telecom Group 144A 13.75
                       cum. pfd. (PIK)                                                                             290,725
              8,560  Von Hoffman Corp. 144A 13.50 pfd.                                                             282,480
              1,450  WinStar Communications, Inc. 144A 14.25% pfd. (PIK)                                         1,682,000
                                                                                                            --------------
                     Total Preferred Stocks (cost $39,387,578)                                              $   43,077,864

UNITS (2.6%) (a)
NUMBER OF UNITS                                                                                                      VALUE
--------------------------------------------------------------------------------------------------------------------------
                490  Bell Tech Ltd. 144A units 13s, 2005                                                    $      494,900
                810  Bestel S.A.de CV units, stepped-coupon zero %
                       (12 3/4s, 5/15/01), 2005 (STP)                                                              564,975
                780  Birch Telecom Inc., 144A units 14s, 2008                                                      780,000
                385  Celcaribe S.A. 144A units 13 1/2s, 2004 (Brazil)                                            8,142,750
                685  Covad Communications Group 144A units,
                       stepped-coupon zero % (13 1/2s, 3/15/03), 2008 (STP)                                        378,463
              2,996  Diva Systems Corp. 144A units stepped-coupon zero %
                       (12 5/8s, 3/1/03), 2008 (STP)                                                             1,527,960
              4,820  DTI Holdings Inc. units stepped-coupon zero %
                       (12 1/2s, 3/1/03), 2008 (STP)                                                             2,530,500
              3,410  Firstworld Communication 144A units stepped-coupon
                       zero %, (13s, 4/15/03), 2008 (STP)                                                        1,508,925
                690  ICO Global Communications (Holdings) Ltd. units
                       15s, 2005                                                                                   690,000
              2,180  Long Distance International Inc. 144A units
                       12 1/4s, 2008                                                                             2,223,600
                940  Mediq 144A units, stepped-coupon zero %
                       (13s, 6/1/03), 2009 (STP)                                                                   502,900
                470  Onepoint Communications, Inc. units 14 1/2s, 2008                                             439,450
              1,570  Pathnet, Inc. 144A units 12 1/4s, 2008                                                      1,656,350
              2,290  Rhythms Netcon 144A units stepped-coupon zero %
                       (13 1/2s, 5/15/03), 2008 (STP)                                                            1,041,950
              1,640  Startec Global Communications Corp. units 12s, 2008                                         1,607,200
                740  Stone Container Corp. units sr. sub. 12 1/4s, 2002                                            762,200
                630  Telehub Communications Corp. units stepped-coupon
                       zero %, (13 7/8s,7/31/01), 2005 (STP)                                                       428,400
              1,240  Transamerican Refining units 16s, 2003                                                      1,267,900
                850  Versatel Teleco units 13 1/4s, 2008                                                           896,750
              1,990  Viatel Global 144A units 11 1/4s, 2008                                                      2,179,050
                845  Wireless One, Inc. units stepped-coupon zero %,
                       (13 1/2s, 8/1/01), 2006 (STP)                                                                84,500
                960  XCL Ltd units sr. sec. notes 13 1/2s, 2004                                                  1,084,800
              1,120  York Power Funding Ltd. unit 12s, 2007                                                      1,120,000
                                                                                                            --------------
                     Total Units (cost $28,859,758)                                                         $   31,913,523

ASSET-BACKED SECURITIES (0.9%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
       $  4,135,000  Chemical Master Credit Card Trust Ser. 95-2,
                       Class A, 6.23s, 2003                                                                 $    4,162,126
          1,275,000  Contimortgage Home Equity Loan Trust Ser. 97-1,
                       Class M2, 7.67s, 2028                                                                     1,296,509
          3,860,420  First Plus Ser. 98-ACl 8 1/2s, 2023                                                         3,830,260
          1,506,887  Green Tree Recreational Equipment & Cons. Ser. 97-B,
                       Class A1, 6.55s, 2028                                                                     1,519,601
                                                                                                            --------------
                     Total Asset-Backed Securities (cost $10,999,855)                                       $   10,808,496

CONVERTIBLE BONDS AND NOTES (0.6%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
        $ 2,420,000  APP Global Finance Ltd. 144A cv. company guaranty
                       3 1/2s, 2003 (United Kingdom)                                                        $    1,730,300
          1,585,000  APP Global Finance Ltd. 144A cv. sec. 2s, 2000
                       (United Kingdom)                                                                          1,307,625
          1,200,000  Corporate Express, Inc. cv. notes 4 1/2s, 2000                                              1,107,000
            647,000  GST Telecommunications, Inc. cv. sr. disc. notes
                       stepped-coupon zero %, (13 7/8s, 12/15/00), 2005 (STP)                                    1,099,900
            700,000  Integrated Device Technology, Inc. cv. sub. notes
                       5 1/2s, 2002                                                                                564,375
          1,330,000  Jacor Communications, Inc. cv. sr. notes zero %, 2011                                       1,102,238
            450,000  National Semiconductor Corp. 144A cv. deb.
                       6 1/2s, 2002                                                                                410,625
                                                                                                            --------------
                     Total Convertible Bonds and Notes (cost $7,600,749)                                    $    7,322,063

COMMON STOCKS (0.5%) (a)
NUMBER OF SHARES                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
             33,720  American Mobile Satellite Corp. (NON)                                                  $      242,363
              1,325  AmeriKing, Inc. (NON)                                                                          48,900
             42,880  CellNet Data Systems, Inc. (NON)                                                              356,440
             27,940  Chattem, Inc. (NON)                                                                           717,709
             10,918  Hedstrom Holdings, Inc. 144A                                                                   13,648
             10,934  IFINT Diversified Holdings 144A (NON)                                                          87,472
                466  Mothers Work, Inc. (NON)                                                                        3,495
             20,101  NEXTEL Communications, Inc. Class A (NON)                                                     538,330
                250  Paging Do Brazil Holdings Co., LLC Class B (Brazil)                                                 3
              1,186  Premium Holdings L.P. 144A (NON)                                                                4,743
            250,248  PSF Holdings LLC Class A (acquired various
                       dates from 9/15/93 to 8/25/94, cost 8,604,327) (RES)                                      4,384,338
              7,950  RSL Communications, Ltd. Class A (NON)                                                        314,025
             36,750  Specialty Foods Corp. 144A (NON)                                                                3,675
                                                                                                            --------------
                     Total Common Stocks (cost $11,304,728)                                                 $    6,715,141

WARRANTS (0.4%) (a)(NON)                                                                        EXPIRATION
NUMBER OF WARRANTS                                                                              DATE                 VALUE
--------------------------------------------------------------------------------------------------------------------------
              2,140  Allegiance Telecom, Inc.                                                   2/3/08      $       38,520
                850  American Mobile Satellite Corp.                                            4/1/08              10,625
             95,000  Becker Gaming Corp. 144A                                                   11/15/00               950
              6,652  Cellnet Data Systems, Inc.                                                 9/15/07            372,512
                810  Club Regina, Inc. 144A                                                     4/15/06             24,300
              2,905  Colt Telecommunications Group PLC                                          12/31/06         1,016,750
                320  Concentric Network Corp.                                                   12/15/07            41,600
             12,892  Consorcio Ecuatoriano 144A (Ecuador)                                       10/1/00              6,446
              5,375  County Seat Holdings, Inc.                                                 10/15/98               108
              1,715  Diva Systems Corp.                                                         5/15/06            548,800
              2,520  Econophone Inc.                                                            9/9/99             176,400
                780  Epic Resorts                                                               6/15/05                  8
                940  Esat Holdings, Inc. (Ireland)                                              2/1/07              33,135
                 20  E. Spire Communications, Inc.                                              11/1/05              3,600
              1,015  Globalstar Telecom 144A                                                    2/15/04            101,500
              2,815  Hyperion Telecommunications 144A                                           4/15/01            273,055
             20,856  Intelcom Group 144A                                                        10/15/05           667,392
              1,900  Interact Systems, Inc.                                                     8/1/03                  19
              3,025  Intermedia Communications, Inc.                                            6/1/00             468,875
              1,140  International Wireless Communications
                       Holdings 144A                                                            8/15/01              1,140
              2,175  KMC Telecom Holdings, Inc.                                                 4/15/08             43,500
              2,185  Knology Holdings, Inc. 144A                                                10/15/07             3,278
             10,452  Louisiana Casino Cruises, Inc. 144A (NON)                                  1/15/07            553,956
              3,590  McCaw International Ltd.                                                   4/15/07             14,360
                350  MGC Communications, Inc. 144A                                              10/1/04             28,700
                990  Orbital Imaging Corp.                                                      3/1/05              49,500
              1,310  Orion Network Systems                                                      1/15/07             16,375
             12,880  Pagemart, Inc. 144A                                                        12/31/03           103,040
              1,600  Paxson Communications Corp. 144A                                           6/30/03                 16
             46,534  President Riverboat Casinos, Inc.                                          9/30/99             23,267
                990  Spanish Broadcasting Systems 144A                                          6/30/99            202,950
                680  Sterling Chemicals Holdings                                                8/15/08             16,320
              5,820  UIH Australia/Pacific, Inc. 144A                                           5/15/06             87,300
                455  Wright Medical Technology, Inc. 144A                                       6/30/03             40,939
                                                                                                            --------------
                     Total Warrants (cost $2,092,617)                                                       $    4,969,236

CONVERTIBLE PREFERRED STOCKS (0.2%) (a)
NUMBER OF SHARES                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
              6,400  Chancellor Media Corp. $3.00 cv. cum. pfd.                                             $      668,800
              5,750  Chesapeake Energy Corp. 144A $3.50 cv. cum. pfd.                                              198,375
                 50  Paxson Communications Corp. 144A cv. pfd. (PIK)                                               525,000
              7,615  XCL Ltd. 144A $9.50 cum. cv. pfd.(PIK)                                                        822,420
                697  XCL Ltd. $9.50 cv. pfd.                                                                        75,253
                                                                                                            --------------
                     Total Convertible Preferred Stocks
                       (cost $2,208,490)                                                                    $    2,289,848

SHORT-TERM INVESTMENTS (2.4%) (a) (cost $29,305,607)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
        $29,301,000  Interest in $750,000,000 joint tri-party repurchase agreement dated July 31, 1998 with Goldman Sachs & Co. due
                       August 3, 1998 with respect to various U.S. Treasury
                       obligations - maturity value of $29,314,820 for an
                       effective yield of 5.66%                                                             $   29,305,607
--------------------------------------------------------------------------------------------------------------------------
                     Total Investments (cost $1,248,428,556) (b)                                            $1,254,185,909
--------------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $1,221,187,610.

  (b) The aggregate identified cost on a tax basis is $1,252,538,949, resulting in gross unrealized appreciation and depreciation of $39,874,883 and $38,227,923, respectively, or net unrealized appreciation of $1,646,960.

(NON) Non-income-producing security.

(STP) The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin receiving interest at this rate.

(POR) A portion of the income will be received in additional securities.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at July 31, 1998 was $4,384,338 or less than 0.36% of net assets.

(PIK) Income may be received in cash or additional securities at the discretion of the issuer.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at July 31, 1998.

  (R) Real Estate Investment Trust

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities
      Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      TBA after the name of a security represents to be announced securities (Note 1).

      FLIRB represents Front Loaded Interest Reduction Bond.

      The rates shown on Floating Rate Bonds (FRB) and Floating Rate Notes (FRN) are the current interest rates shown at July 31, 1998, which are subject to change based on the terms of the security.

      Diversification by Country
      Distribution of investments by country of issue at July 31, 1998: (as percentage of Market Value)

         Argentina          1.7%
         Brazil             2.9
         Canada             1.3
         Germany            2.7
         Mexico             1.4
         Russia             1.5
         South Africa       1.0
         United Kingdom     4.8
         United States     79.2
         Venezuela          1.1
         Others             2.4
                          -----
         Total            100.0%
                          =====

----------------------------------------------------------------------------
Forward Currency Contracts to Buy at July 31, 1998
(aggregate face value $214,219,069)
                                                                Unrealized
                                   Aggregate Face    Delivery  Appreciation/
                      Market Value      Value          Date   (Depreciation)
----------------------------------------------------------------------------
Australian Dollars    $   866,242   $   889,673      9/16/98   $   (23,431)
Danish Krone            6,688,039     6,717,680      9/16/98       (29,641)
Deutschemarks          63,532,262    63,744,213      9/16/98      (211,951)
French Francs           1,650,601     1,664,863      9/16/98       (14,262)
Italian Lira           38,754,137    38,736,733      9/16/98        17,404
Japanese Yen           72,166,456    74,966,360      9/16/98    (2,799,904)
Spanish Peseta         10,944,370    10,999,141      9/16/98       (54,771)
Swedish Krona          16,139,140    16,394,259      9/16/98      (255,119)
Swiss Francs              104,136       106,147      9/16/98        (2,011)
----------------------------------------------------------------------------
                                                               $(3,373,686)
----------------------------------------------------------------------------

Forward Currency Contracts to Sell at July 31, 1998
(aggregate face value $211,885,545)
                                                                Unrealized
                       Market     Aggregate Face    Delivery   Appreciation/
                        Value         Value           Date    (Depreciation)
----------------------------------------------------------------------------
British Pounds       $48,796,883   $48,606,072      9/16/98     $ (190,811)
Deutschemarks         91,538,259    91,896,422      9/16/98        358,163
French Franc           1,196,390     1,206,728      9/16/98         10,338
Italian Lira          19,971,641    19,935,797      9/16/98        (35,844)
Japanese Yen          38,110,287    39,556,275      9/16/98      1,445,988
South African Rand     9,532,186    10,684,251      9/16/98      1,152,065
----------------------------------------------------------------------------
                                                                $2,739,899
----------------------------------------------------------------------------

Futures Contracts Outstanding at July 31, 1998
                                                               Unrealized
                        Market    Aggregate Face Expiration   Appreciation/
                         Value        Value         Date     (Depreciation)
----------------------------------------------------------------------------
Euro Dm (Long)       $24,042,014   $23,552,038     Mar-99         $489,976
Euro Lira (Short)     24,358,963    23,901,666     Mar-99         (457,297)
U.S. Treasury Bond
20 Yr. (Long)         88,022,313    87,584,008     Sep-98          438,305
----------------------------------------------------------------------------
                                                                  $470,984
----------------------------------------------------------------------------
TBA Sale Commitments at July 31, 1998
(Proceeds receivable $26,896,741)
                                  Principal       Settlement       Market
Agency                              Amount           Date          Value
----------------------------------------------------------------------------
GNMA, 6 1/2s, August 2028        $26,980,000       8/19/98     $26,895,552
----------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
July 31, 1998
Assets
-----------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $1,248,428,556) (Note 1)                                        $1,254,185,909
-----------------------------------------------------------------------------------------------
Cash                                                                                    549,064
-----------------------------------------------------------------------------------------------
Foreign currency (cost $414,960)                                                        470,182
-----------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                            18,741,268
-----------------------------------------------------------------------------------------------
Receivable for securities sold                                                       41,331,708
-----------------------------------------------------------------------------------------------
Receivable for variation margin                                                         179,209
-----------------------------------------------------------------------------------------------
Receivable for open forward currency contracts                                        3,061,226
-----------------------------------------------------------------------------------------------
Receivable for closed forward currency contracts                                         34,836
-----------------------------------------------------------------------------------------------
Total assets                                                                      1,318,553,402

Liabilities
-----------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                 8,835,536
-----------------------------------------------------------------------------------------------
Payable for securities purchased                                                     54,993,529
-----------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                          2,132,255
-----------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                              107,051
-----------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                           23,825
-----------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                              1,525
-----------------------------------------------------------------------------------------------
Payable for open forward currency contracts                                           3,695,013
-----------------------------------------------------------------------------------------------
Payable for closed forward currency contracts                                           386,731
-----------------------------------------------------------------------------------------------
TBA sales commitments, at value (proceeds receivable $26,896,741)                    26,895,552
-----------------------------------------------------------------------------------------------
Other accrued expenses                                                                  294,775
-----------------------------------------------------------------------------------------------
Total liabilities                                                                    97,365,792
-----------------------------------------------------------------------------------------------
Net assets                                                                       $1,221,187,610

Represented by
-----------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                  $1,214,943,358
-----------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                            (8,713,718)
-----------------------------------------------------------------------------------------------
Accumulated net realized gain on investments and
foreign currency transactions (Note 1)                                                9,503,711
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and
assets and liabilities in foreign currencies                                          5,454,259
-----------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                       $1,221,187,610

Computation of net asset value
-----------------------------------------------------------------------------------------------
Net asset value per share ($1,221,187,610 divided by
140,248,960 shares)                                                                       $8.71
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of operations
Year ended July 31, 1998

Investment income:
-----------------------------------------------------------------------------------------------
Interest income                                                                    $109,475,452
-----------------------------------------------------------------------------------------------
Dividends                                                                             4,749,929
-----------------------------------------------------------------------------------------------
Total investment income                                                             114,225,381

Expenses:
-----------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                      8,444,493
-----------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                        1,528,873
-----------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                        31,664
-----------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                         18,623
-----------------------------------------------------------------------------------------------
Reports to shareholders                                                                 154,505
-----------------------------------------------------------------------------------------------
Auditing                                                                                 82,423
-----------------------------------------------------------------------------------------------
Legal                                                                                    66,927
-----------------------------------------------------------------------------------------------
Postage                                                                                 218,093
-----------------------------------------------------------------------------------------------
Exchange listing fees                                                                   236,090
-----------------------------------------------------------------------------------------------
Other                                                                                   244,921
-----------------------------------------------------------------------------------------------
Total expenses                                                                       11,026,612
-----------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                             (252,943)
-----------------------------------------------------------------------------------------------
Net expenses                                                                         10,773,669
-----------------------------------------------------------------------------------------------
Net investment income                                                               103,451,712
-----------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                     11,739,920
-----------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                       3,871,920
-----------------------------------------------------------------------------------------------
Net realized gain on written options (Notes 1 and 3)                                    465,346
-----------------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)                         (22,931,831)
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities in
foreign currencies during the year                                                    3,616,650
-----------------------------------------------------------------------------------------------
Net unrealized depreciation of investments, futures contracts and
TBA sale commitments during the year                                                (22,230,502)
-----------------------------------------------------------------------------------------------
Net loss on investments                                                             (25,468,497)
-----------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                               $ 77,983,215
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets
                                                                                      Year ended July 31
                                                                                -------------------------------
                                                                                           1998            1997
---------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
---------------------------------------------------------------------------------------------------------------
Operations:
---------------------------------------------------------------------------------------------------------------
Net investment income                                                            $  103,451,712  $   90,919,087
---------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments and
foreign currency transactions                                                        (6,854,645)     28,287,061
---------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of
investments and assets and liabilities in
foreign currencies                                                                  (18,613,852)     24,519,407
---------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                 77,983,215     143,725,555
---------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
---------------------------------------------------------------------------------------------------------------
From net investment income                                                          (92,539,997)    (90,919,087)
---------------------------------------------------------------------------------------------------------------
In excess of net investment income                                                           --      (3,860,069)
---------------------------------------------------------------------------------------------------------------
From net realized gain on investments                                                (9,699,908)             --
---------------------------------------------------------------------------------------------------------------
Shares repurchased (Note 4)                                                                  --      (3,356,370)
---------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                             (24,256,690)     45,590,029

Net assets
---------------------------------------------------------------------------------------------------------------
Beginning of year                                                                 1,245,444,300   1,199,854,271
---------------------------------------------------------------------------------------------------------------
End of year (including distributions in excess of
net investment income of $8,713,718 and
$20,153,722, respectively)                                                       $1,221,187,610  $1,245,444,300

Number of fund shares
---------------------------------------------------------------------------------------------------------------
Shares outstanding at beginning of year                                             140,248,960     140,679,960
---------------------------------------------------------------------------------------------------------------
Shares repurchased                                                                           --        (431,000)
---------------------------------------------------------------------------------------------------------------
Shares outstanding at end of year                                                   140,248,960     140,248,960
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)

------------------------------------------------------------------------------------------------------------------------------------


Per-share
operating performance                                                          Year ended July 31
------------------------------------------------------------------------------------------------------------------------------------
                                                     1998             1997             1996             1995             1994
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                 $8.88            $8.53            $8.46            $8.29            $8.87
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 .74              .65              .64              .68              .64
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                           (.18)             .38              .09              .17             (.50)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                 .56             1.03              .73              .85              .14
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    (.66)            (.65)            (.65)            (.58)            (.70)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                      --             (.03)            (.01)              --             (.02)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain                               (.07)              --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
From return of capital                                 --               --               --             (.10)              --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.73)            (.68)            (.66)            (.68)            (.72)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                       $8.71            $8.88            $8.53            $8.46            $8.29
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at market value (%)(a)                               8.06            26.24             7.94             6.86              .95
------------------------------------------------------------------------------------------------------------------------------------
Market value,
end of period                                       $8.50            $8.56            $7.38            $7.44            $7.63
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                 $1,221,188       $1,245,444       $1,199,854       $1,190,375       $1,166,726
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                             .89              .83              .85              .82              .86
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                            8.34             7.42             7.43             8.29             7.30
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                             209.50           262.01           332.00           196.83           242.29
------------------------------------------------------------------------------------------------------------------------------------

(a) Total investment return assumes dividend reinvestment.

(b) The ratio of expenses to average net assets for the period ended July 31, 1996 and thereafter includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts. (Note 2)




Notes to financial statements
July 31, 1998

Note 1
Significant accounting policies

Putnam Premier Income Trust (the "fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The fund's investment objective is to seek high current income consistent with the preservation of capital by allocating its investments among the U.S. government sector, high yield sector and international sector of the fixed income securities market.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price, or, if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value, and other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees. Market quotations are not considered to be readily available for certain debt obligations; such investments are stated at fair value on the basis of valuations furnished by a pricing service or dealers, approved by the Trustees, which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Discounts on zero coupon bonds, original issue discount bonds, stepped-coupon bonds and payment in kind bonds are accreted according to the yield-to-maturity basis.

Securities purchased or sold on a when-issued or forward commitment or delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the security. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

F) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date, to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

H) TBA purchase commitments The fund may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 1.0% from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security valuation" above.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for their portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

I) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction.

Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security valuation" above. The contract is "marked-to-market" daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

J) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

K) Distributions to shareholders Distributions to shareholders are recorded by the fund on the ex-dividend date. At certain times, the fund may pay distributions at a level rate even though, as a result of market conditions or investment decisions, the fund may not achieve projected investment results for a given period. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, post-October loss deferrals, dividends payable, defaulted bond interest, unrealized gains and losses on certain futures contracts, paydown gains and losses on mortgage-backed securities, market discount and interest on payment-in-kind securities. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended July 31, 1998, the fund reclassified $528,289 to decrease distributions in excess of net investment income and $14,619,839 to decrease paid-in-capital, with an increase to accumulated net realized gains of $14,091,550. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average weekly net assets of the fund. Such fee is based on the following annual rates: 0.75% of the first $500 million of average weekly net assets, 0.65% of the next $500 million, 0.60% of the next $500 million and 0.55% of any amount over $1.5 billion.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended July 31, 1998, fund expenses were reduced by $252,943 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $1,050 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

Note 3
Purchases and sales of securities

During the year ended July 31, 1998, purchases and sales of investment securities other than U.S. government obligations and short-term investments aggregated $1,853,144,825 and $1,748,148,393, respectively. Purchases and sales of U.S. government obligations aggregated $713,325,319 and $830,104,732, respectively. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Written option transactions during the year are summarized as follows:

                                                  Contract           Premiums
                                                  Amounts            Received
-----------------------------------------------------------------------------

Written options
outstanding at
beginning of year                                       --           $     --
-----------------------------------------------------------------------------
Options opened                                  74,970,000            465,346
Options expired                                (74,970,000)          (465,346)
-----------------------------------------------------------------------------
Written options
outstanding at
end of year                                             --           $     --
-----------------------------------------------------------------------------

Note 4
Share Repurchase Program

The Trustees authorized the fund to repurchase up to 7,000,000 of its shares in the open market. Repurchases will only be made when the fund's shares are trading at less than net asset value and at such times and amounts as is believed to be in the best interest of the fund's shareholders. Any repurchases of shares will have the effect of increasing the net asset value per share of remaining shares outstanding. For the year ended July 31, 1998, the fund did not repurchase any shares. As of July 31, 1998, 511,000 shares have been repurchased since the inception of the program.



Federal tax information
(Unaudited)

The Form 1099 you receive in January 1999 will show the tax status of all distributions paid to your account in calendar 1998.

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Fund hereby designates $3,911,817 as capital gain, which includes $2,068,477 as 20% capital gain, for its taxable year ended July 31, 1998.

The fund has designated 4.38% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.



Results of July 9, 1998 shareholder meeting
(Unaudited)


An annual meeting of shareholders of the fund was held on July 9, 1998. At the meeting, each of the nominees for Trustees was elected, as follows:

                                                            Votes
                                   Votes for              withheld

Jameson Adkins Baxter             93,572,418              2,371,112
Hans H. Estin                     93,477,267              2,466,263
John A. Hill                      93,598,465              2,345,065
Ronald J. Jackson                 93,610,454              2,333,076
Paul L. Joskow                    93,581,485              2,362,045
Elizabeth T. Kennan               93,525,478              2,418,052
Lawrence J. Lasser                93,592,594              2,350,936
John H. Mullin III                93,600,668              2,342,862
Robert E. Patterson               93,651,185              2,292,345
Donald S. Perkins                 93,429,740              2,513,790
William F. Pounds                 93,475,467              2,468,063
George Putnam                     93,511,540              2,431,990
George Putnam, III                93,562,026              2,381,504
A.J.C. Smith                      93,598,861              2,344,669
W. Thomas Stephens                93,603,533              2,339,997
W. Nicholas Thorndike             93,440,564              2,502,966

A proposal to ratify the selection of PricewaterhouseCoopers LLP as the independent auditors of your fund was approved as follows: 92,831,538 votes for, and 993,442 votes against, with 2,118,550 abstentions and broker non-votes.


Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT
ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

William J. Curtin
Vice President

Jennifer E. Leichter
Vice President and Fund Manager

Robert M. Paine
Vice President and Fund Manager

D. William Kohli
Vice President and Fund Manager

Gail S. Attridge
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Beverly Marcus
Clerk and Assistant Treasurer


Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time, or visit our website (www.putnaminv.com) any time for up-to-date information about the fund's NAV.



[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------
Bulk Rate
U.S. Postage
PAID
Putnam
Investments
---------------

45519-073     9/98